UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2012 Annual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents
5 Portfolio Management Review
12 Performance Summary
14 Investment Portfolio — Liquidation Basis
63 Statement of Assets and Liabilities — Liquidation Basis
65 Statement of Operations — Liquidation Basis
67 Statement of Changes in Net Assets
68 Financial Highlights
70 Notes to Financial Statements
83 Report of Independent Registered Public Accounting Firm
84 Information About Your Fund's Expenses
85 Tax Information
86 Summary of Management Fee Evaluation by Independent Fee Consultant
90 Board Members and Officers
95 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Please refer to pages 12 through 13 for more complete performance information.

Upon the recommendation of the fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), the fund's Board has approved the fund's liquidation and termination, which will be effective on or about June 29, 2012 (the "Liquidation Date"). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the fund subject to the Advisor's contractual agreement to maintain the fund's total annual operating expenses at specified expense ratios.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share for all shares they redeem on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.
The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event to shareholders for federal income tax purposes, with the exception of shareholders that are in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified retirement vehicles that are not subject to federal income tax.
In connection with the fund's termination and liquidation, the fund was closed to new investments effective on March 14, 2012, except that qualified retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.

DWS Lifecycle Long Range Fund (Institutional Class) returned 3.27% in the 12-month period ended March 31, 2012, underperforming the 4.73% return of its benchmark, the S&P® Target Risk Growth Index.

The fund's assets are allocated among various equity and fixed-income asset categories. We generally allocate the largest portion of the fund's assets to equity securities, with smaller allocations to fixed-income securities. Overall, the fund had 16 different allocations as of March 31, 2012 — 12 DWS investment strategies and four exchange-traded funds, or ETFs. We use one or more strategies within each asset category to select individual equity and fixed-income securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specializes in its respective category, using a variety of quantitative and qualitative techniques. In addition to the fund's main investment strategy, we seek to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. This strategy attempts to take advantage of inefficiencies within the global bond, equity and currency markets.

During the past year, stocks experienced high volatility and finished with mixed returns. In the first half of the annual period, the global equity markets were pressured by concerns about slowing global growth and negative headlines regarding the European debt crisis. Stocks bottomed in early October, then embarked on a robust recovery that lasted through the end of the reporting period. During this time, investors were encouraged by the combination of improved economic data, stimulative policies by the world's central banks and the coordinated actions of European policy makers to address the region's crisis.

In a period of elevated uncertainty, domestic large-cap equities gained 7.86% — as measured by the Russell 1000® Index — and outperformed the -0.18% return of the small-cap Russell 2000® Index. In terms of style, growth stocks outperformed value by a wide margin: the Russell 1000® Growth Index returned 11.02% on the year, well ahead of the 4.79% return of the Russell 1000® Value Index. Overseas, developed-market international equities underperformed with a return of -5.77%, as measured by the MSCI EAFE Index, which reflected the substantial weakness in the European markets in mid-2011. Emerging-markets stocks, which underperformed during the period of heightened investor risk aversion in mid-2011, finished the year with a -8.80% return based on the MSCI Emerging Markets Index.

"We believe the rapid reversal in market trends between the first and second halves of the annual reporting period illustrates the potential value of portfolio diversification."

Amid this shaky environment for equities, bonds delivered superior returns and provided an element of stability to well-diversified portfolios. Government bond yields fell sharply across the developed world, opening the door for strong performance from all areas of the fixed-income market. The Barclays U.S. Aggregate Bond Index, a measure of performance for domestic investment-grade bonds, returned 7.71% during the fund's 12-month reporting period and outpaced stocks by a comfortable margin. High-yield bonds slightly underperformed, based on the 6.75% return of the Credit Suisse High Yield Index, but emerging-markets bonds excelled with a 12-month return of 12.78%, as gauged by the JPMorgan EMBI Global Diversified Index.

Fund Performance

The fund's 3.27% return reflects the combined performance of all of its underlying strategies. While the fund was helped by its weighting in fixed income — which provided both solid returns and ballast during periods of stock market volatility — its positions in international equities lagged.

The fund's underperformance relative to its benchmark reflects the divergence between its underlying strategies and the returns of the strategies' respective benchmarks. The largest relative contributor was the quantitative large-cap value strategy, which comfortably outperformed the Russell 1000 Value Index thanks to its stock selection in the diversified financials and pharmaceutical industries. The fundamental global small-cap and quantitative large-cap growth strategies also made positive contributions. On the fixed-income side, the core fixed-income strategy contributed positively on the strength of its positions in non-Treasury "spread sectors," such as corporate bonds and taxable municipal issues.

The largest detractor from performance was the GTAA strategy, which produced a negative absolute return and was the largest factor in the fund's shortfall relative to its benchmark. Also weighing on the fund's 12-month relative performance results was the relative underperformance of the majority of the fund's fundamental equity strategies.

Ten Largest Equity Holdings at March 31, 2012 (7.1% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	1.9%
2. Microsoft Corp. Developer of computer software	0.8%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.6%
4. JPMorgan Chase & Co. Provider of global financial services	0.6%
5. QUALCOMM, Inc. Developer and manufacturer of communication systems	0.6%
6. Philip Morris International, Inc. Seller and distributor of tobacco products	0.6%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.6%
8. McKesson Corp. Provider of health care services	0.5%
9. Exxon Mobil Corp. Explorer and producer of oil and gas	0.5%
10. Oracle Corp. Provider of database management software	0.4%
Portfolio holdings are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section on page 95 for contact information.

Fund Positioning

We believe the rapid reversal in market trends between the first and second halves of the reporting period illustrates the potential value of portfolio diversification. In the first half, we benefited from the stability of our fixed-income holdings and our positions in value stocks, even as the international markets sold off sharply. This situation reversed in the latter half of the year, during which growth stocks, small caps and the emerging markets delivered exceptional returns. The fund, by virtue of its broad diversification, navigated this environment of rapidly changing investor sentiment with a relatively modest level of volatility.

Strategic asset allocation is reviewed at least annually or more frequently if market conditions warrant. The target allocation in place for most of the past year was 42% in large-cap equities, 6% in small-cap equities, 13% in international equities, 25.5% in investment-grade bonds, 4% in Treasury Inflation-Protected Securities (TIPS), 3% in high-yield bonds, 3% in international and emerging-markets bonds and 3.5% in cash equivalents. We have maintained a rigorous approach to strategic and tactical asset allocation, combined with diligent risk management.

Subadvisors

QS Investors, LLC ("QS Investors"), New York, New York, is a subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Aberdeen Asset Management Inc. ("AAMI"), Philadelphia, PA, is also a subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

Portfolio Management Team

Robert Wang

Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2000.

Inna Okounkova

Head of Strategic Asset Allocation Portfolio Management, QS Investors. Began managing the fund in 2007.

Thomas Picciochi

Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors. Began managing the fund in 2005.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Quantitative techniques: analysis dealing with measurable factors such as value of assets, historical and projected sales, and profitability. Qualitative techniques: analysis of factors such as experience, general character and caliber of management, and labor and employee sentiment, rather than actual financial data.

The global tactical asset allocation (GTAA) strategy attempts to take advantage of inefficiencies within global equity, bond, commodity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.

The S&P Target Risk Growth Index, which is part of the S&P Target Risk Series, offers increased exposure to equities while also using some fixed-income exposure to diversify risk.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Performance Summary March 31, 2012 (Unaudited)
Average Annual Total Returns as of 3/31/12
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Class S	2.91%	16.60%	1.04%	3.64%
Institutional Class	3.27%	16.89%	1.33%	3.99%
S&P® Target Risk Growth Index+	4.73%	15.90%	2.25%	5.67%
Barclays U.S. Aggregate Bond Index+	7.71%	6.83%	6.25%	5.80%
Russell 1000® Index+	7.86%	24.03%	2.19%	4.53%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2011 are 1.07% and 0.96% for Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $1,000,000 Investment

Yearly periods ended March 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Performance of other share classes will vary based on the fee structure of those classes.

+ S&P Target Risk Growth Index is designed to measure the performance of S&P's proprietary growth target risk allocation model. The S&P Target Risk Growth Index seeks to provide exposure to equity securities, while also allocating a portion of exposure to fixed income in an effort to produce moderate capital appreciation and some opportunity for current income and capital preservation. On August 1, 2011, the S&P Target Growth Index replaced the Barclays U.S. Aggregate Bond Index and the Russell 1000 Index as the fund's benchmark index because portfolio management believes that it better reflects the fund's investment strategy.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Net Asset Value and Distribution Information
	Class S	Institutional Class
Net Asset Value: 3/31/12	$9.26	$9.67
3/31/11	$9.14	$9.54
Distribution Information: Twelve Months as of 3/31/12: Income Dividends	$.14	$.17

Morningstar Rankings — Moderate Allocation Funds Category as of 3/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class S 1-Year	637	of	969	66
3-Year	479	of	839	57
5-Year	654	of	749	87
10-Year	336	of	404	83
Institutional Class 1-Year	597	of	969	61
3-Year	436	of	839	52
5-Year	626	of	749	83
10-Year	296	of	404	73

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Investment Portfolio — Liquidation Basis as of March 31, 2012

	Shares	Value ($)

Common Stocks 54.7%
Consumer Discretionary 6.2%
Auto Components 0.4%
BorgWarner, Inc.*	10,361	873,847
Bridgestone Corp.	5,600	136,992
Compagnie Generale des Etablissements Michelin "B"	157	11,685
Continental AG*	3,430	323,742
Denso Corp.	700	23,661
Magna International, Inc. "A"	2,100	100,131
Minth Group Ltd. (b)	251,990	290,936
Nippon Seiki Co., Ltd.	19,277	242,872
Pirelli & C. SpA	2,217	26,354
Tenneco, Inc.*	3,941	146,408
TRW Automotive Holdings Corp.*	10,731	498,455
		2,675,083
Automobiles 0.5%
Bayerische Motoren Werke (BMW) AG	1,139	102,419
Daimler AG (Registered) (b)	2,852	171,944
Fiat SpA	8,627	50,697
General Motors Co.*	42,400	1,087,560
Honda Motor Co., Ltd.	14,494	557,141
Nissan Motor Co., Ltd.	2,500	26,795
Renault SA	12,700	670,984
Toyota Motor Corp.	3,100	134,981
Volkswagen AG	90	14,512
		2,817,033
Distributors 0.1%
Genuine Parts Co.	12,800	803,200
Jardine Cycle & Carriage Ltd.	1,000	38,398
Li & Fung Ltd.	18,000	41,119
		882,717
Diversified Consumer Services 0.2%
H&R Block, Inc.	56,606	932,301
Hotels, Restaurants & Leisure 0.9%
Autogrill SpA	1,184	12,492
Bwin.Party Digital Entertainment PLC	33,606	83,278
Compass Group PLC	3,075	32,226
Crown Ltd.	4,710	42,406
Domino's Pizza UK & IRL PLC	31,965	220,863
Echo Entertainment Group Ltd.	7,020	31,990
Galaxy Entertainment Group Ltd.*	6,000	16,557
Genting Singapore PLC*	75,000	101,675
Las Vegas Sands Corp.	4,800	276,336
Marriott Vacations Worldwide Corp.*	4,400	125,444
McDonald's Corp.	6,966	683,365
Paddy Power PLC (c)	584	36,773
Paddy Power PLC (c)	5,765	363,244
Panera Bread Co. "A"*	100	16,092
REXLot Holdings Ltd.	3,714,593	329,940
Sands China Ltd.	7,200	28,065
Shangri-La Asia Ltd.	8,000	17,412
SJM Holdings Ltd.	5,000	10,140
Starbucks Corp.	15,600	871,884
Starwood Hotels & Resorts Worldwide, Inc.	16,201	913,898
TABCORP Holdings Ltd.	9,860	27,792
Tatts Group Ltd.	11,254	28,956
Tim Hortons, Inc.	1,500	80,245
Trump Entertainment Resorts, Inc.*	4	0
Wynn Macau Ltd.	5,200	15,214
Wynn Resorts Ltd.	3,345	417,724
Yum! Brands, Inc.	7,700	548,086
		5,332,097
Household Durables 0.4%
Electrolux AB "B"	641	13,549
Garmin Ltd.	33,200	1,558,740
Hajime Construction Co., Ltd.	6,984	185,661
Jarden Corp.	6,608	265,840
Panasonic Corp.	3,400	31,426
Sharp Corp.	2,000	14,635
Sony Corp.	8,300	172,667
Whirlpool Corp.	2,700	207,522
		2,450,040
Internet & Catalog Retail 0.1%
Priceline.com, Inc.*	500	358,750
Media 0.9%
Aegis Group PLC	48,359	142,856
British Sky Broadcasting Group PLC	1,807	19,528
CBS Corp. "B"	24,600	834,186
Charm Communications, Inc. (ADR)	18,646	171,170
Comcast Corp. "A"	3,500	105,035
Fairfax Media Ltd.	18,551	13,937
Gannett Co., Inc.	2,600	39,858
Interpublic Group of Companies, Inc.	46,400	529,424
JC Decaux SA*	7,817	239,145
Kabel Deutschland Holding AG*	213	13,149
Lamar Advertising Co. "A"*	2,100	68,061
Madison Square Garden Co. "A"*	600	20,520
McGraw-Hill Companies, Inc.	4,600	222,962
Mediaset SpA	8,105	22,391
Modern Times Group "B"	172	9,487
News Corp. "A"	30,101	592,689
Omnicom Group, Inc.	9,400	476,110
Pearson PLC	1,330	24,847
Postmedia Network Canada Corp.*	872	5,237
Reed Elsevier NV	16,789	214,323
Reed Elsevier PLC	2,143	18,988
Shaw Communications, Inc. "B"	3,200	67,725
Singapore Press Holdings Ltd.	23,000	71,706
Thomson Reuters Corp.	4,102	118,604
Time Warner Cable, Inc.	5,600	456,400
Time Warner, Inc.	6,300	237,825
Walt Disney Co.	5,500	240,790
Wolters Kluwer NV	8,117	153,642
WPP PLC	1,959	26,778
		5,157,373
Multiline Retail 0.5%
Canadian Tire Corp., Ltd. "A"	700	45,237
Dillard's, Inc. "A"	3,900	245,778
Dollar General Corp.*	9,797	452,622
Family Dollar Stores, Inc.	13,853	876,618
Macy's, Inc.	42,200	1,676,606
Marks & Spencer Group PLC	2,989	18,110
		3,314,971
Specialty Retail 1.5%
Aaron's, Inc. (b)	60,500	1,566,950
Advance Auto Parts, Inc.	3,707	328,329
Aeropostale, Inc.*	9,686	209,411
AutoNation, Inc.*	5,300	181,843
Bed Bath & Beyond, Inc.*	10,034	659,936
Best Buy Co., Inc.	32,100	760,128
Chico's FAS, Inc.	35,000	528,500
Dick's Sporting Goods, Inc.	14,502	697,256
Dufry AG (Registered)*	1,499	195,818
Fast Retailing Co., Ltd.	3,100	711,015
GameStop Corp. "A"	6,700	146,328
GNC Holdings, Inc. "A"	2,201	76,793
Guess?, Inc.	5,263	164,469
Hennes & Mauritz AB "B"	2,442	88,337
Industria de Diseno Textil SA	1,268	121,426
Kingfisher PLC	4,711	23,100
L'Occitane International SA	80,013	190,346
Limited Brands, Inc.	19,892	954,816
PetSmart, Inc.	2,400	137,328
Sally Beauty Holdings, Inc.*	16,067	398,462
Sanrio Co., Ltd.	2,845	111,030
TJX Companies, Inc.	14,900	591,679
United Arrows Ltd.	7,095	148,961
Urban Outfitters, Inc.*	6,912	201,208
Yamada Denki Co., Ltd.	600	37,691
		9,231,160
Textiles, Apparel & Luxury Goods 0.7%
Adidas AG	11,078	864,881
Burberry Group PLC	9,595	229,590
Coach, Inc.	15,162	1,171,719
Compagnie Financiere Richemont SA "A"	1,306	82,001
Deckers Outdoor Corp.*	3,888	245,139
Gildan Activewear, Inc.	1,000	27,520
Luxottica Group SpA	1,318	47,565
LVMH Moet Hennessy Louis Vuitton SA	182	31,267
NIKE, Inc. "B"	12,613	1,367,754
Ralph Lauren Corp.	200	34,866
Swatch Group AG (Bearer)	88	40,570
Swatch Group AG (Registered)	317	25,511
Yue Yuen Industrial (Holdings) Ltd.	3,500	12,335
		4,180,718
Consumer Staples 4.9%
Beverages 0.6%
Anheuser-Busch InBev NV	1,490	108,573
Asahi Group Holdings Ltd.	2,300	51,166
C&C Group PLC (c)	57,411	295,788
C&C Group PLC (c)	5,826	29,903
Carlsberg AS "B" (b)	4,571	378,384
Coca-Cola Amatil Ltd.	1,082	14,018
Coca-Cola Co.	3,400	251,634
Diageo PLC	2,016	48,543
Heineken Holding NV	583	27,285
Heineken NV	5,722	317,950
Kirin Holdings Co., Ltd.	4,000	52,092
PepsiCo, Inc.	29,752	1,974,045
Pernod Ricard SA	704	73,600
SABMiller PLC	640	25,684
		3,648,665
Food & Staples Retailing 1.5%
Aeon Co., Ltd.	4,000	52,601
Ain Pharmaciez, Inc.	2,968	160,201
Alimentation Couche-Tard, Inc. "B"	1,500	49,251
Carrefour SA	1,940	46,480
Casino Guichard-Perrachon SA	263	25,910
Colruyt SA	270	10,850
Costco Wholesale Corp.	17,425	1,582,190
CVS Caremark Corp.	31,580	1,414,784
Delhaize Group	237	12,460
Empire Co., Ltd. "A"	300	17,324
FamilyMart Co., Ltd.	400	16,954
George Weston Ltd.	600	38,095
Kato Sangyo Co., Ltd.	6,723	133,384
Koninklijke Ahold NV	5,711	79,120
Kroger Co.	64,000	1,550,720
Lawson, Inc.	100	6,305
Loblaw Companies Ltd.	1,200	40,928
Metro AG	1,423	55,033
Metro, Inc. "A"	1,100	58,659
Olam International Ltd.	15,000	28,143
Safeway, Inc.	32,200	650,762
Seven & I Holdings Co., Ltd.	3,500	104,433
Shoppers Drug Mart Corp.	2,400	105,389
Tesco PLC	6,968	36,772
Wal-Mart Stores, Inc.	8,569	524,423
Walgreen Co.	17,094	572,478
Wesfarmers Ltd.	5,758	179,112
Whole Foods Market, Inc.	19,089	1,588,205
Woolworths Ltd.	1,658	44,628
		9,185,594
Food Products 1.4%
Ajinomoto Co., Inc.	4,000	50,381
Aryzta AG*	456	22,524
Bunge Ltd.	11,600	793,904
Corn Products International, Inc.	2,000	115,300
DANONE SA	1,909	133,121
Dean Foods Co.*	2,500	30,275
General Mills, Inc.	16,315	643,627
Golden Agri-Resources Ltd.	858,000	535,586
Green Mountain Coffee Roasters, Inc.*	9,713	454,957
Kellogg Co.	13,892	745,028
Kraft Foods, Inc. "A"	25,071	952,949
Lindt & Spruengli AG	6	19,272
Lindt & Spruengli AG (Registered)	1	37,209
Mead Johnson Nutrition Co.	10,123	834,945
MEIJI Holdings Co., Ltd.	400	17,507
Nestle SA (Registered)	14,090	886,751
Nippon Meat Packers, Inc.	1,000	12,759
Nisshin Seifun Group, Inc.	4,000	48,650
Nissin Foods Holdings Co., Ltd.	400	14,971
Saputo, Inc.	1,500	64,981
Sara Lee Corp.	34,883	751,031
Smithfield Foods, Inc.*	27,200	599,216
Suedzucker AG	885	28,192
SunOpta, Inc.*	39,389	215,852
TreeHouse Foods, Inc.*	3,504	208,488
Unilever NV (CVA)	6,397	217,675
Unilever PLC	740	24,428
Viterra, Inc.	4,200	66,993
Wilmar International Ltd.	20,000	78,243
Yakult Honsha Co., Ltd.	600	20,682
Yamazaki Baking Co., Ltd.	1,000	14,377
		8,639,874
Household Products 0.2%
Church & Dwight Co., Inc.	8,100	398,439
Henkel AG & Co. KGaA	1,482	92,460
Procter & Gamble Co.	10,900	732,589
Reckitt Benckiser Group PLC	539	30,485
Unicharm Corp.	400	21,148
		1,275,121
Personal Products 0.1%
Beiersdorf AG	1,089	71,120
Herbalife Ltd.	5,600	385,392
Kao Corp.	2,600	68,584
L'Oreal SA	825	101,746
Shiseido Co., Ltd.	2,000	34,689
		661,531
Tobacco 1.1%
Altria Group, Inc.	78,423	2,420,918
British American Tobacco PLC	1,729	87,316
Imperial Tobacco Group PLC	831	33,690
Japan Tobacco, Inc.	20	113,367
Lorillard, Inc.	2,200	284,856
Philip Morris International, Inc.	37,908	3,359,028
		6,299,175
Energy 5.9%
Energy Equipment & Services 1.0%
Cameron International Corp.*	11,837	625,349
Dresser-Rand Group, Inc.*	4,499	208,709
Fugro NV (CVA)	1,403	100,090
Helmerich & Payne, Inc.	900	48,555
John Wood Group PLC	19,306	221,735
Lamprell PLC	37,651	206,471
National Oilwell Varco, Inc.	7,231	574,648
Noble Corp.*	25,116	941,096
Oil States International, Inc.*	8,929	696,998
Prosafe SE	18,058	143,798
Saipem SpA	719	37,115
SBM Offshore NV	19,162	391,327
Schlumberger Ltd.	13,463	941,468
Seadrill Ltd.	1,110	41,656
Technip SA	174	20,533
Tenaris SA	1,190	22,746
Transocean Ltd.	10,925	597,597
WorleyParsons Ltd.	549	16,288
		5,836,179
Oil, Gas & Consumable Fuels 4.9%
Alpha Natural Resources, Inc.*	12,000	182,520
Americas Petrogas, Inc.*	31,008	110,671
Anadarko Petroleum Corp.	15,738	1,232,915
Apache Corp.	15,700	1,576,908
Approach Resources, Inc.*	4,376	161,693
BG Group PLC	1,332	30,901
BP PLC	40,954	305,886
Canadian Natural Resources Ltd. (c)	21,851	725,016
Canadian Natural Resources Ltd. (c)	600	19,887
Cenovus Energy, Inc.	500	17,996
Chevron Corp.	34,817	3,733,775
Concho Resources, Inc.*	3,034	309,711
ConocoPhillips	30,179	2,293,906
Denbury Resources, Inc.*	26,700	486,741
Devon Energy Corp.	100	7,112
Enbridge, Inc.	400	15,536
EnCana Corp.	500	9,820
Energy XXI (Bermuda) Ltd.*	3,439	124,182
Eni SpA	5,437	127,394
EOG Resources, Inc.	13,869	1,540,846
Exxon Mobil Corp.	35,750	3,100,597
HollyFrontier Corp.	27,800	893,770
Idemitsu Kosan Co., Ltd.	200	19,949
Imperial Oil Ltd.	300	13,631
INPEX Corp.	49	332,762
JX Holdings, Inc.	9,500	59,429
Marathon Oil Corp.	54,392	1,724,226
Marathon Petroleum Corp.	46,426	2,013,031
Murphy Oil Corp.	26,500	1,491,155
Nexen, Inc.	32,784	601,586
Occidental Petroleum Corp.	17,348	1,652,050
Origin Energy Ltd.	2,883	39,883
Plains Exploration & Production Co.*	10,225	436,096
Repsol YPF SA	5,544	139,279
Rosetta Resources, Inc.*	2,516	122,680
Royal Dutch Shell PLC "A"	1,552	54,179
Royal Dutch Shell PLC "B"	20,205	711,843
Santos Ltd.	2,578	38,120
Statoil ASA	3,424	92,836
Suncor Energy, Inc. (c)	31,515	1,030,540
Suncor Energy, Inc. (c)	884	28,883
Talisman Energy, Inc.	800	10,058
Tesoro Corp.*	27,600	740,784
TonenGeneral Sekiyu KK	2,000	18,421
Total SA (b)	2,508	127,836
TransCanada Corp.	600	25,764
Tullow Oil PLC	6,000	146,456
Valero Energy Corp.	26,500	682,905
Woodside Petroleum Ltd.	1,629	58,761
		29,420,926
Financials 7.7%
Capital Markets 1.0%
Affiliated Managers Group, Inc.*	1,753	196,003
Ameriprise Financial, Inc.	6,612	377,744
Ares Capital Corp.	6,700	109,545
Ashmore Group PLC	56,094	329,815
Bank of New York Mellon Corp.	16,300	393,319
BlackRock, Inc.	1,000	204,900
Credit Suisse Group AG (Registered)*	930	26,496
Daiwa Securities Group, Inc.	4,000	16,023
Franklin Resources, Inc.	1,100	136,433
Hargreaves Lansdown PLC	11,992	93,469
Invesco Ltd.	17,900	477,393
Janus Capital Group, Inc.	9,600	85,536
Jefferies Group, Inc.	9,438	177,812
Lazard Ltd. "A"	3,708	105,900
Nomura Holdings, Inc.	20,400	90,971
Northern Trust Corp.	6,400	303,680
Partners Group Holding AG	1,584	309,028
T. Rowe Price Group, Inc. (b)	22,727	1,484,073
The Goldman Sachs Group, Inc.	4,934	613,642
UBS AG (Registered)*	2,823	39,588
UOB-Kay Hian Holdings Ltd.	99,746	134,088
Waddell & Reed Financial, Inc. "A"	5,376	174,236
		5,879,694
Commercial Banks 1.9%
Associated Banc-Corp.	7,300	101,908
Australia & New Zealand Banking Group Ltd.	12,864	310,067
Banco Bilbao Vizcaya Argentaria SA	7,006	55,698
Banco Comercial Portugues SA (Registered)*	840,000	155,918
Banco Santander SA	10,999	84,557
Bank of Montreal	500	29,726
Bank of Nova Scotia	1,000	56,023
Barclays PLC	3,017	11,394
BNP Paribas	1,019	48,403
BOC Hong Kong (Holdings) Ltd.	381,700	1,056,164
Canadian Imperial Bank of Commerce	400	30,574
City National Corp.	4,900	257,103
Commerzbank AG*	5,076	12,841
Commonwealth Bank of Australia	655	34,003
Danske Bank AS*	7,216	122,574
DBS Group Holdings Ltd.	23,800	268,335
DGB Financial Group, Inc.	15,531	203,701
DnB ASA	41,805	536,942
Erste Group Bank AG	2,369	54,535
First Citizens BancShares, Inc. "A"	200	36,538
HSBC Holdings PLC	4,828	42,855
Intesa Sanpaolo	18,677	33,502
KBC Groep NV	1,581	39,589
Mitsubishi UFJ Financial Group, Inc.	19,800	99,560
Mizuho Financial Group, Inc.	157,792	259,257
National Australia Bank Ltd.	52,521	1,338,940
National Bank of Canada	200	15,915
National Bank of Greece SA*	43,253	111,353
Nordea Bank AB	4,983	45,327
Oversea-Chinese Banking Corp., Ltd.	11,000	78,020
Prosperity Bancshares, Inc.	4,889	223,916
Raiffeisen Bank International AG	585	20,642
Regions Financial Corp.	163,300	1,076,147
Resona Holdings, Inc.	49,200	228,153
Royal Bank of Canada	1,800	104,324
Skandinaviska Enskilda Banken AB "A"	3,438	24,437
Societe Generale	2,180	63,748
Standard Chartered PLC	740	18,453
Sumitomo Mitsui Financial Group, Inc.	9,100	302,151
Sumitomo Mitsui Trust Holdings, Inc.	5,000	16,123
SunTrust Banks, Inc.	44,500	1,075,565
Svenska Handelsbanken AB "A"	928	29,595
Swedbank AB "A"	940	14,634
Toronto-Dominion Bank	900	76,389
U.S. Bancorp.	18,575	588,456
UniCredit SpA	6,847	34,322
United Overseas Bank Ltd.	3,000	43,863
Wells Fargo & Co.	12,400	423,336
Westpac Banking Corp.	7,148	162,153
Zions Bancorp.	52,602	1,128,839
		11,186,568
Consumer Finance 0.6%
American Express Co.	5,300	306,658
Capital One Financial Corp.	21,565	1,202,033
Discover Financial Services	59,844	1,995,199
SLM Corp.	8,400	132,384
		3,636,274
Diversified Financial Services 1.1%
Bank of America Corp.	5,800	55,506
Citigroup, Inc.	13,700	500,735
Deutsche Boerse AG	224	15,082
Groupe Bruxelles Lambert SA	1,306	101,041
Hong Kong Exchanges & Clearing Ltd.	1,000	16,780
IG Group Holdings PLC	26,382	190,093
ING Groep NV (CVA)*	40,068	334,136
Interactive Brokers Group, Inc. "A"	12,700	215,900
IntercontinentalExchange, Inc.*	4,100	563,422
Investor AB "B"	8,085	179,334
JPMorgan Chase & Co.	79,995	3,678,170
ORIX Corp.	260	25,107
Pohjola Bank PLC "A" (b)	1,664	18,415
Singapore Exchange Ltd.	8,000	44,147
The NASDAQ OMX Group, Inc.*	25,102	650,142
		6,588,010
Insurance 2.3%
ACE Ltd.	4,600	336,720
Aegon NV*	3,925	21,772
Ageas	23,216	50,981
AIA Group Ltd.	11,800	43,211
Alleghany Corp.*	2,376	781,942
Allianz SE (Registered)	664	79,354
Allied World Assurance Co. Holdings AG	1,900	130,473
Allstate Corp.	18,000	592,560
American International Group, Inc.*	29,400	906,402
American National Insurance Co.	200	14,504
Arthur J. Gallagher & Co.	9,500	339,530
Assicurazioni Generali SpA	2,786	43,264
Assurant, Inc.	15,142	613,251
Assured Guaranty Ltd.	15,400	254,408
AXA SA	15,569	258,347
Berkshire Hathaway, Inc. "B"*	3,900	316,485
Dai-ichi Life Insurance Co., Ltd.	12	16,808
Erie Indemnity Co. "A"	300	23,382
Fidelity National Financial, Inc. "A"	44,178	796,529
Gjensidige Forsikring ASA	2,265	26,753
Hannover Rueckversicherung AG (Registered)	4,600	273,403
HCC Insurance Holdings, Inc.	23,868	743,966
Lincoln National Corp.	41,295	1,088,536
Manulife Financial Corp.	2,000	27,089
MetLife, Inc.	23,435	875,297
MS&AD Insurance Group Holdings, Inc.	1,100	22,810
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	294	44,367
NKSJ Holdings, Inc.	700	15,824
Old Mutual PLC	223,880	568,166
Old Republic International Corp.	27,900	294,345
PartnerRe Ltd.	16,583	1,125,820
Power Corp. of Canada	600	15,905
Protective Life Corp.	21,600	639,792
Prudential Financial, Inc.	21,008	1,331,697
Sampo Oyj "A"	4,527	130,748
Sun Life Financial, Inc.	800	18,984
Swiss Re Ltd.*	334	21,364
T&D Holdings, Inc.	1,400	16,401
Tokio Marine Holdings, Inc.	1,100	30,518
Tryg AS	339	19,125
Vienna Insurance Group AG Wiener Versicherung Gruppe	402	17,735
Zurich Financial Services AG*	3,548	953,960
		13,922,528
Real Estate Investment Trusts 0.6%
American Capital Agency Corp. (REIT)	17,300	511,042
American Tower Corp. (REIT)	13,338	840,561
Brandywine Realty Trust (REIT)	3,900	44,772
CapitaMall Trust (REIT)	90,500	129,900
Corio NV (REIT)	6,442	339,568
Hospitality Properties Trust (REIT)	3,700	97,939
Klepierre (REIT)	3,800	132,088
Taubman Centers, Inc. (REIT)	11,800	860,810
Unibail-Rodamco SE (REIT)	227	45,413
Ventas, Inc. (REIT)	12,800	730,880
Westfield Group (REIT) (Units)	1,301	11,971
Weyerhaeuser Co. (REIT)	5,300	116,176
		3,861,120
Real Estate Management & Development 0.2%
Ashton Woods "B"*	0.016	11,880
Brookfield Asset Management, Inc. "A"	700	22,085
CapitaLand Ltd.	81,200	201,407
Cheung Kong (Holdings) Ltd.	2,000	25,818
Hang Lung Properties Ltd.	3,000	11,028
Immofinanz AG*	16,482	59,887
K Wah International Holdings Ltd.	690,813	252,560
Mitsubishi Estate Co., Ltd.	27,300	492,356
Mitsui Fudosan Co., Ltd.	3,000	58,110
Sumitomo Realty & Development Co., Ltd.	1,100	26,832
Sun Hung Kai Properties Ltd.	2,000	25,000
Swire Pacific Ltd. "A"	1,000	11,204
		1,198,167
Health Care 6.8%
Biotechnology 0.7%
Actelion Ltd. (Registered)*	235	8,599
Alexion Pharmaceuticals, Inc.*	2,700	250,722
Amgen, Inc.	6,100	414,739
Celgene Corp.*	23,017	1,784,278
Cepheid, Inc.*	3,625	151,634
CSL Ltd.	2,298	85,449
Gilead Sciences, Inc.*	17,753	867,234
Incyte Corp.* (b)	6,976	134,637
Myriad Genetics, Inc.*	1,100	26,026
Regeneron Pharmaceuticals, Inc.*	2,000	233,240
United Therapeutics Corp.*	4,600	216,798
Vertex Pharmaceuticals, Inc.*	4,069	166,869
		4,340,225
Health Care Equipment & Supplies 0.9%
Accuray, Inc.*	18,209	128,556
Baxter International, Inc.	21,485	1,284,373
Becton, Dickinson & Co.	10,662	827,904
CareFusion Corp.*	22,274	577,565
Cochlear Ltd.	204	13,078
Coloplast AS "B"	129	22,381
CONMED Corp.	5,071	151,471
Edwards Lifesciences Corp.*	2,877	209,244
Essilor International SA	1,348	120,158
Hill-Rom Holdings, Inc.	5,500	183,755
Intuitive Surgical, Inc.*	300	162,525
NxStage Medical, Inc.*	11,323	218,194
Olympus Corp.*	800	13,083
Smith & Nephew PLC	2,990	30,328
Sonova Holding AG (Registered)*	114	12,675
St. Jude Medical, Inc.	14,759	653,971
Sysmex Corp.	400	16,239
Terumo Corp.	4,200	202,377
Thoratec Corp.*	10,353	349,000
Volcano Corp.*	4,355	123,464
		5,300,341
Health Care Providers & Services 2.3%
Aetna, Inc.	34,808	1,745,969
AmerisourceBergen Corp.	24,300	964,224
Centene Corp.*	8,568	419,575
Express Scripts, Inc.* (b)	22,118	1,198,353
Fleury SA	20,294	267,926
Fresenius Medical Care AG & Co. KGaA	7,664	542,852
Fresenius SE & Co. KGaA	444	45,535
Humana, Inc.	19,521	1,805,302
McKesson Corp.	37,196	3,264,693
Metropolitan Health Networks, Inc.*	16,981	159,112
Molina Healthcare, Inc.*	7,160	240,791
Sonic Healthcare Ltd.	1,985	25,806
Tenet Healthcare Corp.*	145,900	774,729
UnitedHealth Group, Inc.	4,300	253,442
Universal American Corp.	2,524	27,209
WellCare Health Plans, Inc.*	3,146	226,134
WellPoint, Inc.	20,845	1,538,361
		13,500,013
Health Care Technology 0.1%
Cerner Corp.*	6,800	517,888
SXC Health Solutions Corp.*	2,799	209,813
		727,701
Life Sciences Tools & Services 0.2%
Illumina, Inc.*	7,400	389,314
Life Technologies Corp.*	2,219	108,332
QIAGEN NV*	1,259	19,603
Thermo Fisher Scientific, Inc.	9,477	534,313
		1,051,562
Pharmaceuticals 2.6%
Abbott Laboratories	10,800	661,932
Astellas Pharma, Inc.	2,200	90,903
AstraZeneca PLC	3,739	166,277
Bayer AG	3,180	223,865
Bristol-Myers Squibb Co.	15,600	526,500
Chugai Pharmaceutical Co., Ltd.	1,500	27,816
Daiichi Sankyo Co., Ltd.	2,900	53,227
Eisai Co., Ltd.	1,300	51,800
Eli Lilly & Co.	52,800	2,126,256
Flamel Technologies SA (ADR)*	21,487	110,228
Forest Laboratories, Inc.*	20,700	718,083
GlaxoSmithKline PLC	99,804	2,228,658
Hisamitsu Pharmaceutical Co., Inc.	500	23,802
Johnson & Johnson	4,800	316,608
Kyowa Hakko Kirin Co., Ltd.	2,000	22,342
Merck & Co., Inc.	52,654	2,021,914
Merck KGaA	169	18,703
Mitsubishi Tanabe Pharma Corp.	17,000	239,619
Mylan, Inc.*	28,200	661,290
Novartis AG (Registered)	4,423	244,965
Novo Nordisk AS "B"	2,411	334,389
Ono Pharmaceutical Co., Ltd.	400	22,358
Otsuka Holdings KK	1,000	29,661
Pacira Pharmaceuticals. Inc.*	27,799	320,801
Par Pharmaceutical Companies, Inc.*	4,910	190,164
Pfizer, Inc.	90,800	2,057,528
Roche Holding AG (Genusschein)	1,412	245,839
Sanofi	6,458	500,674
Santen Pharmaceutical Co., Ltd.	400	17,149
Shionogi & Co., Ltd.	2,000	27,805
Shire PLC	1,752	55,772
Taisho Pharmaceutical Holdings Co., Ltd.	300	24,334
Takeda Pharmaceutical Co., Ltd.	3,700	163,633
Tsumura & Co.	400	11,584
Valeant Pharmaceuticals International, Inc.*	7,800	418,289
VIVUS, Inc.*	6,004	134,250
Watson Pharmaceuticals, Inc.*	12,100	811,426
		15,900,444
Industrials 5.7%
Aerospace & Defense 1.1%
BAE Systems PLC	4,921	23,590
BE Aerospace, Inc.*	7,131	331,378
Bombardier, Inc. "B"	8,300	34,450
CAE, Inc.	1,500	15,384
European Aeronautic Defence & Space Co.	12,600	515,739
Exelis, Inc.	23,700	296,724
Finmeccanica SpA	3,546	19,189
Honeywell International, Inc.	9,700	592,185
Lockheed Martin Corp.	4,300	386,398
Northrop Grumman Corp.	21,918	1,338,751
Raytheon Co.	20,484	1,081,145
Rolls-Royce Holdings PLC*	2,921	37,921
Singapore Technologies Engineering Ltd.	6,000	15,546
Textron, Inc.	17,200	478,676
TransDigm Group, Inc.*	5,772	668,167
United Technologies Corp.	8,251	684,338
		6,519,581
Air Freight & Logistics 0.1%
Deutsche Post AG (Registered)	16,332	314,689
TNT Express NV	1,419	17,547
		332,236
Airlines 0.4%
Cathay Pacific Airways Ltd.	8,000	14,786
Delta Air Lines, Inc.*	67,600	669,916
International Consolidated Airlines Group SA*	8,891	25,598
Qantas Airways Ltd.*	7,928	14,663
Ryanair Holdings PLC (ADR)*	6,912	250,767
Singapore Airlines Ltd.	2,793	23,951
Southwest Airlines Co.	67,600	557,024
United Continental Holdings, Inc.*	51,700	1,111,550
		2,668,255
Building Products 0.0%
Assa Abloy AB "B"	518	16,290
Compagnie de Saint-Gobain	1,672	74,720
Geberit AG (Registered)*	86	18,000
		109,010
Commercial Services & Supplies 0.2%
Babcock International Group PLC	30,666	390,513
Brambles Ltd.	6,450	47,479
Ritchie Bros. Auctioneers, Inc.	700	16,674
Serco Group PLC	20,151	174,776
Stericycle, Inc.*	7,683	642,606
		1,272,048
Construction & Engineering 0.3%
ACS, Actividades de Construccion y Servicios SA	833	21,331
Aecom Technology Corp.*	5,679	127,039
Bouygues SA	261	7,986
Chicago Bridge & Iron Co. NV	8,007	345,822
Chiyoda Corp.	10,000	128,211
Ferrovial SA	2,776	31,916
Fluor Corp.	4,000	240,160
Fomento de Construcciones y Contratas SA	727	16,251
Hochtief AG	1,000	60,709
KBR, Inc.	700	24,885
Koninklijke Boskalis Westminster NV	256	9,621
Leighton Holdings Ltd.	482	10,654
Lian Beng Group Ltd.	305,672	104,638
Skanska AB "B"	601	10,424
SNC-Lavalin Group, Inc.	900	36,029
SOCAM Development Ltd.	95,945	102,680
URS Corp.	7,300	310,396
Vinci SA	385	20,087
Yongnam Holdings Ltd.	975,471	197,878
		1,806,717
Electrical Equipment 0.6%
ABB Ltd. (Registered)*	3,025	62,142
AMETEK, Inc.	17,549	851,302
Mitsubishi Electric Corp.	31,300	278,357
Nidec Corp.	6,500	593,386
Prysmian SpA	9,462	166,241
Regal-Beloit Corp.	4,676	306,512
Rockwell Automation, Inc.	300	23,910
Roper Industries, Inc.	8,056	798,833
Schneider Electric SA	4,496	293,558
Vestas Wind Systems AS*	960	9,762
		3,384,003
Industrial Conglomerates 0.5%
Alliance Global Group Inc.	488,554	143,299
Fraser & Neave Ltd.	4,000	21,313
General Electric Co.	106,125	2,129,929
Hutchison Whampoa Ltd.	16,000	159,640
Keppel Corp., Ltd.	6,400	55,927
Koninklijke (Royal) Philips Electronics NV	2,724	55,207
NWS Holdings Ltd.	16,000	24,515
SembCorp Industries Ltd.	4,000	16,839
Siemens AG (Registered)	640	64,597
Smiths Group PLC	609	10,258
Tyco International Ltd.	4,800	269,664
		2,951,188
Machinery 1.9%
AB SKF "B"	976	23,870
AGCO Corp.*	9,400	443,774
Alfa Laval AB	700	14,394
Altra Holdings, Inc.*	8,619	165,485
Amtek Engineering Ltd.	259,475	147,550
Andritz AG	2,618	256,120
Atlas Copco AB "A"	762	18,431
Atlas Copco AB "B"	411	8,854
Austal Ltd.	53,994	104,600
Caterpillar, Inc.	11,400	1,214,328
Cummins, Inc.	8,600	1,032,344
Deere & Co.	2,300	186,070
Dover Corp.	27,381	1,723,360
Eaton Corp.	8,300	413,589
FANUC Ltd.	100	17,973
Fiat Industrial SpA*	6,063	64,652
Harsco Corp.	13,500	316,710
Ingersoll-Rand PLC	3,700	152,995
Joy Global, Inc.	2,929	215,282
Kennametal, Inc.	4,800	213,744
Komatsu Ltd.	600	17,185
Kone Oyj "B"	804	44,773
Lincoln Electric Holdings, Inc.	1,200	54,384
Manitowoc Co., Inc.	9,444	130,894
Metso Oyj	768	32,803
Mitsubishi Heavy Industries Ltd.	14,300	69,469
Nabtesco Corp.	8,700	180,443
Navistar International Corp.*	11,053	447,094
OSG Corp.	10,467	158,938
Oshkosh Corp.*	15,300	354,501
PACCAR, Inc.	1,200	56,196
Parker Hannifin Corp. (b)	12,284	1,038,612
Rational AG	901	210,779
Rotork PLC	7,525	246,583
Sandvik AB	1,621	23,389
Sauer-Danfoss, Inc.	2,433	114,351
Scania AB "B"	504	10,478
SembCorp Marine Ltd.	4,000	16,789
SPX Corp.	7,239	561,240
Terex Corp.*	13,100	294,750
Timken Co.	4,100	208,034
Vallourec SA	122	7,723
Volvo AB "B"	1,857	27,041
WABCO Holdings, Inc.*	4,234	256,072
Wartsila Corp.	956	36,033
Zardoya Otis SA	1,051	13,609
		11,346,288
Marine 0.1%
A P Moller-Maersk AS "A"	3	22,110
A P Moller-Maersk AS "B"	6	46,434
Kawasaki Kisen Kaisha Ltd.*	46,300	103,396
Kuehne & Nagel International AG (Registered)	117	15,818
Mitsui OSK Lines Ltd.	34,871	153,898
Orient Overseas International Ltd.	2,000	14,224
		355,880
Professional Services 0.0%
Brunel International NV	4,723	208,084
Capita PLC	1,168	13,682
Experian PLC	2,151	33,513
Randstad Holding NV	405	15,268
SGS SA (Registered)	10	19,467
		290,014
Road & Rail 0.2%
Asciano Ltd.	4,976	25,295
Canadian National Railway Co.	2,600	206,629
Canadian Pacific Railway Ltd.	1,000	75,904
Central Japan Railway Co.	2	16,543
ComfortDelGro Corp., Ltd.	11,000	13,648
DSV AS	1,033	23,463
East Japan Railway Co.	300	18,965
MTR Corp., Ltd.	11,500	41,230
Norfolk Southern Corp.	11,627	765,406
QR National Ltd.	7,809	30,181
		1,217,264
Trading Companies & Distributors 0.2%
Applied Industrial Technologies, Inc.	2,945	121,128
Bunzl PLC	1,151	18,477
Finning International, Inc.	1,100	30,294
JFE Shoji Holdings, Inc.	37,949	198,067
MISUMI Group, Inc.	10,240	249,707
Mitsubishi Corp.	18,797	438,235
Mitsui & Co., Ltd.	14,800	243,590
Noble Group Ltd.	13,182	14,459
Sumikin Bussan Corp.	74,553	202,437
W.W. Grainger, Inc.	100	21,481
Wolseley PLC	505	19,246
		1,557,121
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	2,461	41,879
Aeroports de Paris	2,000	164,327
Atlantia SpA	2,798	46,524
Hutchison Port Holdings Trust (Units)	29,000	22,178
Koninklijke Vopak NV	5,361	308,773
Transurban Group (Units)	5,178	30,137
		613,818
Information Technology 10.2%
Communications Equipment 1.2%
Alcatel-Lucent*	11,733	26,657
Cisco Systems, Inc.	94,875	2,006,606
Harris Corp.	4,185	188,660
Nokia Oyj	43,528	238,201
Polycom, Inc.*	21,604	411,988
QUALCOMM, Inc.	53,077	3,610,298
Research In Motion Ltd.*	15,600	228,812
Sycamore Networks, Inc.*	6,679	118,485
Telefonaktiebolaget LM Ericsson "B"	17,570	181,730
		7,011,437
Computers & Peripherals 2.9%
Apple, Inc.*	19,253	11,541,596
Dell, Inc.*	97,900	1,625,140
EMC Corp.*	65,117	1,945,696
Hewlett-Packard Co.	24,373	580,809
Lexmark International, Inc. "A"	14,700	488,628
Toshiba Corp.	4,000	17,768
Western Digital Corp.*	25,700	1,063,723
		17,263,360
Electronic Equipment, Instruments & Components 0.2%
Arrow Electronics, Inc.*	5,900	247,623
Cognex Corp.	5,384	228,066
Fujifilm Holdings Corp.	700	16,595
Hexagon AB "B"	1,774	34,495
Hitachi Ltd.	4,000	25,858
Hoya Corp.	700	15,745
Jabil Circuit, Inc.	7,900	198,448
Kyocera Corp.	300	27,770
Nippon Electric Glass Co., Ltd.	9,900	87,037
Vishay Intertechnology, Inc.*	21,500	261,440
		1,143,077
Internet Software & Services 0.5%
Ancestry.com, Inc.*	5,054	114,928
AOL, Inc.*	31,100	589,967
Google, Inc. "A"*	2,957	1,896,147
IAC/InterActiveCorp.	3,000	147,270
NIC, Inc.	12,035	145,984
Open Text Corp.*	1,800	110,063
United Internet AG (Registered)	13,165	248,086
		3,252,445
IT Services 1.7%
Accenture PLC "A"	20,063	1,294,063
AtoS	266	15,323
Cap Gemini SA	687	30,731
Cardtronics, Inc.*	12,179	319,699
CGI Group, Inc. "A"*	7,800	173,837
Cognizant Technology Solutions Corp. "A"*	4,700	361,665
Computer Sciences Corp. (b)	19,500	583,830
Fidelity National Information Services, Inc.	400	13,248
Fiserv, Inc.*	6,100	423,279
FleetCor Technologies, Inc.*	3,300	127,941
Global Payments, Inc.	6,000	284,820
International Business Machines Corp.	15,765	3,289,367
Lender Processing Services, Inc.	5,300	137,800
MasterCard, Inc. "A"	2,900	1,219,566
SAIC, Inc.	35,200	464,640
Teradata Corp.*	3,300	224,895
VeriFone Systems, Inc.*	13,744	712,901
Visa, Inc. "A"	5,600	660,800
		10,338,405
Office Electronics 0.1%
Canon, Inc.	14,300	681,894
Neopost SA	187	12,038
		693,932
Semiconductors & Semiconductor Equipment 1.4%
Applied Materials, Inc.	146,100	1,817,484
ARM Holdings PLC	40,080	378,343
ASML Holding NV	11,016	549,624
Broadcom Corp. "A"*	8,800	345,840
EZchip Semiconductor Ltd.*	3,311	143,466
FSI International, Inc.*	29,423	143,879
Infineon Technologies AG	2,624	26,821
Intel Corp.	66,721	1,875,527
KLA-Tencor Corp. (b)	11,600	631,272
LSI Corp.*	28,100	243,908
Micron Technology, Inc.*	107,200	868,320
Skyworks Solutions, Inc.*	26,834	741,960
STMicroelectronics NV	2,736	22,335
Teradyne, Inc.*	8,715	147,196
Texas Instruments, Inc.	15,837	532,282
Tokyo Electron Ltd.	900	51,589
		8,519,846
Software 2.2%
Adobe Systems, Inc.*	16,200	555,822
BMC Software, Inc.*	29,697	1,192,631
Cadence Design Systems, Inc.*	15,100	178,784
Check Point Software Technologies Ltd.*	11,419	728,989
Dassault Systemes SA	18,946	1,742,216
Intuit, Inc.	1,200	72,156
MICROS Systems, Inc.*	1,552	85,810
Microsoft Corp.	147,160	4,745,910
Nintendo Co., Ltd.	400	60,590
Oracle Corp.	83,401	2,431,973
Rovi Corp.*	3,840	124,992
SAP AG	8,933	623,807
Solera Holdings, Inc.	6,011	275,845
Symantec Corp.*	15,700	293,590
The Sage Group PLC	15,411	73,732
TiVo, Inc.*	12,813	153,628
		13,340,475
Materials 2.9%
Chemicals 1.4%
Agrium, Inc.	200	17,262
Air Liquide SA	630	84,012
Air Products & Chemicals, Inc.	11,661	1,070,480
Akzo Nobel NV	1,386	81,765
Arkema	130	12,135
Asahi Kasei Corp.	3,000	18,585
BASF SE	673	58,931
CF Industries Holdings, Inc.	5,800	1,059,370
Eastman Chemical Co.	4,800	248,112
Ecolab, Inc.	12,008	741,134
Givaudan SA (Registered)*	23	22,192
Koninklijke DSM NV	660	38,205
Lanxess AG	5,200	429,955
Linde AG	127	22,789
LyondellBasell Industries NV "A"	41,100	1,794,015
Mitsubishi Chemical Holdings Corp.	3,000	16,148
Potash Corp. of Saskatchewan, Inc. (c)	13,720	626,867
Potash Corp. of Saskatchewan, Inc. (c)	600	27,394
Praxair, Inc.	9,340	1,070,738
Rockwood Holdings, Inc.*	2,237	116,660
Shin-Etsu Chemical Co., Ltd.	700	40,765
Sika AG	7	15,166
Solvay SA	536	63,410
Sumitomo Chemical Co., Ltd.	5,000	21,456
Syngenta AG (Registered)*	189	65,084
The Mosaic Co.	6,498	359,274
Toray Industries, Inc.	3,000	22,396
Yara International ASA	2,005	95,553
		8,239,853
Construction Materials 0.1%
CRH PLC	22,751	466,930
Holcim Ltd. (Registered)*	615	40,150
Lafarge SA	528	25,220
Wolverine Tube, Inc.*	595	14,875
		547,175
Containers & Packaging 0.1%
Sonoco Products Co.	29,428	977,010
Metals & Mining 0.9%
Anglo American PLC	3,317	123,885
ArcelorMittal	1,725	33,002
Barrick Gold Corp.	800	34,769
BHP Billiton Ltd.	11,913	430,847
BHP Billiton PLC	2,614	80,042
Boliden AB	2,340	36,829
First Quantum Minerals Ltd.	400	7,628
Freeport-McMoRan Copper & Gold, Inc.	47,101	1,791,722
Goldcorp, Inc. (c)	15,689	706,946
Goldcorp, Inc. (c)	600	27,045
Haynes International, Inc.	1,954	123,786
IAMGOLD Corp.	600	7,988
JFE Holdings, Inc.	800	17,315
Kinross Gold Corp.	1,000	9,775
Newcrest Mining Ltd.	14,546	447,620
Newmont Mining Corp.	11,855	607,806
Nippon Steel Corp.	9,000	24,851
Norsk Hydro ASA	9,460	51,533
Randgold Resources Ltd. (ADR)	2,138	188,101
Rio Tinto Ltd.	286	19,390
Rio Tinto PLC	843	46,729
SSAB AB "A"	972	9,196
Teck Resources Ltd. "B"	524	18,707
ThyssenKrupp AG	292	7,269
Umicore	1,234	68,094
Walter Energy, Inc.	5,572	329,918
Xstrata PLC	1,298	22,229
Yamana Gold, Inc.	700	10,920
Yamato Kogyo Co., Ltd.	3,939	115,351
		5,399,293
Paper & Forest Products 0.4%
Domtar Corp.	9,800	934,724
Fortress Paper Ltd.*	3,486	100,234
Holmen AB "B"	500	13,726
International Paper Co.	15,000	526,500
Schweitzer-Mauduit International, Inc.	4,072	281,212
Stora Enso Oyj "R"	25,076	186,135
Svenska Cellulosa AB "B"	4,027	69,743
UPM-Kymmene Oyj	21,981	299,139
		2,411,413
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.4%
AT&T, Inc.	53,031	1,656,158
BCE, Inc.	2,500	100,105
Bell Aliant, Inc.	800	21,896
Bezeq Israeli Telecommunication Corp., Ltd.	231,000	381,523
BT Group PLC	19,002	68,718
CenturyLink, Inc.	31,494	1,217,243
Deutsche Telekom AG (Registered)	24,481	294,769
France Telecom SA	10,991	163,043
Iliad SA	194	26,722
Inmarsat PLC	37,227	274,041
Koninklijke (Royal) KPN NV (b)	26,850	295,206
Nippon Telegraph & Telephone Corp.	2,600	118,310
Singapore Telecommunications Ltd.	77,000	192,911
Swisscom AG (Registered)	1,475	596,511
Tele2 AB "B"	1,647	33,645
Telecom Italia SpA	159,084	189,033
Telecom Italia SpA (RSP)	102,909	101,106
Telefonica SA	15,612	256,110
Telenor ASA	12,178	225,779
TeliaSonera AB	152,184	1,060,808
Telstra Corp., Ltd.	37,772	128,748
Telus Corp.	600	34,817
Telus Corp. (Non-Voting Shares)	1,600	91,032
Verizon Communications, Inc.	17,600	672,848
Vivendi	6,599	121,286
		8,322,368
Wireless Telecommunication Services 0.4%
KDDI Corp.	19	123,630
Millicom International Cellular SA (SDR)	495	56,145
NTT DoCoMo, Inc.	105	175,005
Rogers Communications, Inc. "B"	4,500	178,656
Softbank Corp.	5,500	163,604
Sprint Nextel Corp.*	16,200	46,170
Telephone & Data Systems, Inc.	30,914	715,659
Vodafone Group PLC	86,109	237,758
Vodafone Group PLC (ADR)	32,914	910,730
		2,607,357
Utilities 2.6%
Electric Utilities 1.6%
Acciona SA	114	7,963
American Electric Power Co., Inc.	24,036	927,309
Cheung Kong Infrastructure Holdings Ltd.	4,000	24,282
Chubu Electric Power Co., Inc.	5,300	95,959
Chugoku Electric Power Co., Inc.	1,900	35,414
CLP Holdings Ltd.	10,500	90,389
Duke Energy Corp. (b)	50,883	1,069,052
E.ON AG	4,146	99,305
Edison International	5,000	212,550
EDP — Energias de Portugal SA	77,363	225,294
Electricite de France SA	1,641	37,421
Enel SpA	40,655	146,974
Entergy Corp.	14,458	971,578
Exelon Corp.	34,837	1,365,959
FirstEnergy Corp.	33,416	1,523,435
Fortis, Inc.	4,800	155,292
Fortum Oyj	34,307	832,352
Hokkaido Electric Power Co., Inc.	1,000	14,684
Hokuriku Electric Power Co.	1,200	21,782
Iberdrola SA	24,939	141,504
Kansai Electric Power Co., Inc.	6,000	93,292
Kyushu Electric Power Co., Inc.	11,300	161,591
Pinnacle West Capital Corp.	5,300	253,870
Power Assets Holdings Ltd.	7,500	55,044
Red Electrica Corporacion SA	3,867	189,141
SSE PLC	3,307	70,266
Shikoku Electric Power Co., Inc.	1,200	33,951
Southern Co.	13,856	622,550
SP Ausnet	26,529	29,548
Terna — Rete Elettrica Nationale SpA	7,666	30,801
Tohoku Electric Power Co., Inc.*	2,800	32,070
Tokyo Electric Power Co., Inc.*	11,200	28,366
		9,598,988
Gas Utilities 0.2%
APA Group	5,539	29,386
Enagas SA	1,140	21,943
Gas Natural SDG SA	1,760	28,108
Hong Kong & China Gas Co., Ltd.	20,449	52,233
Osaka Gas Co., Ltd.	12,000	48,259
Snam SpA	220,486	1,060,000
Toho Gas Co., Ltd.	3,000	17,712
Tokyo Gas Co., Ltd.	16,000	75,628
		1,333,269
Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA*	8,755	43,551
Electric Power Development Co., Ltd.	800	21,794
Enel Green Power SpA	6,834	12,984
International Power PLC	5,409	35,025
NRG Energy, Inc.*	5,100	79,917
TransAlta Corp.	5,900	110,612
		303,883
Multi-Utilities 0.6%
AGL Energy Ltd.	7,368	112,596
Ameren Corp.	27,900	908,982
Canadian Utilities Ltd. "A"	2,400	156,543
Centrica PLC	60,449	306,288
Consolidated Edison, Inc.	9,000	525,780
DTE Energy Co.	16,600	913,498
GDF Suez	7,073	182,599
National Grid PLC	11,867	119,737
PG&E Corp.	15,585	676,545
RWE AG	738	35,240
Suez Environnement Co.	2,354	36,118
Veolia Environnement	2,070	34,213
		4,008,139
Water Utilities 0.1%
American Water Works Co., Inc.	9,185	312,566
Severn Trent PLC	827	20,415
United Utilities Group PLC	2,431	23,386
		356,367
Total Common Stocks (Cost $298,294,439)		329,483,470

Preferred Stocks 0.1%
Consumer Discretionary 0.1%
Bayerische Motoren Werke (BMW) AG	250	14,848
Porsche Automobil Holding SE	2,864	169,020
Volkswagen AG	1,244	218,968
		402,836
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,920	140,677
Total Preferred Stocks (Cost $508,443)		543,513

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	14
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	5,800	87
Total Warrants (Cost $0)		101

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 9.1%
Consumer Discretionary 1.0%
American Achievement Corp., 144A, 10.875%, 4/15/2016		25,000	18,125
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		40,000	41,700
9.625%, 3/15/2018		25,000	27,125
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		45,000	46,350
Cablevision Systems Corp.:
7.75%, 4/15/2018		135,000	141,075
8.0%, 4/15/2020		10,000	10,575
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		35,000	27,038
11.25%, 6/1/2017		30,000	32,700
CBS Corp., 8.875%, 5/15/2019		145,000	190,506
CCO Holdings LLC:
6.625%, 1/31/2022		400,000	415,000
7.0%, 1/15/2019		10,000	10,600
7.875%, 4/30/2018		20,000	21,600
8.125%, 4/30/2020		15,000	16,650
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		130,000	139,587
Clear Channel Communications, Inc., 9.0%, 3/1/2021		10,000	9,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		10,000	10,913
Series B, 9.25%, 12/15/2017		10,000	10,963
Comcast Corp., 6.5%, 1/15/2015		100,000	114,106
Cumulus Media Holdings, Inc., 144A, 7.75%, 5/1/2019		10,000	9,450
DineEquity, Inc., 9.5%, 10/30/2018		50,000	54,750
DIRECTV Holdings LLC:
144A, 3.8%, 3/15/2022		300,000	295,882
144A, 5.15%, 3/15/2042		80,000	77,935
5.875%, 10/1/2019		250,000	285,856
Discovery Communications LLC:
5.05%, 6/1/2020		200,000	226,098
6.35%, 6/1/2040		95,000	114,372
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	70,850
6.75%, 6/1/2021		10,000	10,775
7.125%, 2/1/2016		50,000	55,312
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		40,000	25
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		40,000	40,650
Hertz Corp.:
6.75%, 4/15/2019		40,000	41,400
7.5%, 10/15/2018		210,000	222,862
Home Depot, Inc., 5.875%, 12/16/2036		200,000	239,625
Interpublic Group of Companies, Inc., 10.0%, 7/15/2017		225,000	257,625
Lear Corp.:
7.875%, 3/15/2018		20,000	21,800
8.125%, 3/15/2020		20,000	22,300
Limited Brands, Inc., 7.0%, 5/1/2020		10,000	11,150
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		50,000	55,062
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022		55,000	55,160
Mattel, Inc., 5.45%, 11/1/2041		59,000	61,441
McDonald's Corp., Series I, 5.35%, 3/1/2018		60,000	71,805
Mediacom Broadband LLC, 8.5%, 10/15/2015		50,000	51,500
MGM Resorts International:
7.5%, 6/1/2016		20,000	20,600
7.625%, 1/15/2017		45,000	46,462
9.0%, 3/15/2020		85,000	94,562
10.0%, 11/1/2016		15,000	16,800
Michaels Stores, Inc., 13.0%, 11/1/2016		15,000	15,825
NBCUniversal Media LLC, 4.375%, 4/1/2021		200,000	214,229
News America, Inc., 6.65%, 11/15/2037		40,000	46,625
Omnicom Group, Inc., 4.45%, 8/15/2020		120,000	129,120
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		35,000	36,356
Penske Automotive Group, Inc., 7.75%, 12/15/2016		90,000	93,713
PETCO Animal Supplies, Inc, 144A, 9.25%, 12/1/2018		25,000	27,437
PVH Corp., 7.375%, 5/15/2020		15,000	16,538
Regal Entertainment Group, 9.125%, 8/15/2018		15,000	16,425
Seminole Indian Tribe of Florida, 144A, 7.75%, 10/1/2017		15,000	16,256
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		30,000	34,050
Standard Pacific Corp., 8.375%, 5/15/2018		45,000	47,869
Staples, Inc., 9.75%, 1/15/2014		80,000	90,897
Time Warner Cable, Inc., 5.875%, 11/15/2040		200,000	215,496
Time Warner, Inc., 6.1%, 7/15/2040		55,000	61,554
UCI International, Inc., 8.625%, 2/15/2019		10,000	10,275
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	10,138
144A, 7.875%, 11/1/2020		10,000	10,500
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	50,000	68,936
144A, 9.75%, 4/15/2018	EUR	50,000	70,686
Valassis Communications, Inc., 6.625%, 2/1/2021		15,000	15,375
Viacom, Inc., 6.75%, 10/5/2037		170,000	211,955
Videotron Ltd., 9.125%, 4/15/2018		15,000	16,575
Visteon Corp., 6.75%, 4/15/2019		40,000	40,600
Walt Disney Co., 2.55%, 2/15/2022		400,000	388,460
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		30,000	32,175
			5,753,787
Consumer Staples 0.5%
Alliance One International, Inc., 10.0%, 7/15/2016		10,000	10,050
Altria Group, Inc., 4.75%, 5/5/2021		200,000	214,987
B&G Foods, Inc., 7.625%, 1/15/2018		25,000	26,844
Central Garden & Pet Co., 8.25%, 3/1/2018		20,000	20,625
Coca-Cola Co., 1.5%, 11/15/2015		300,000	306,321
Colgate-Palmolive Co., 0.6%, 11/15/2014		130,000	129,644
Constellation Brands, Inc., 7.25%, 5/15/2017		100,000	113,250
CVS Caremark Corp., 5.75%, 6/1/2017		40,000	47,204
Darling International, Inc., 8.5%, 12/15/2018		40,000	44,600
Del Monte Corp., 7.625%, 2/15/2019		30,000	29,850
Delhaize Group, 5.7%, 10/1/2040		361,000	333,696
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		20,000	21,000
Dr. Pepper Snapple Group, Inc., 2.6%, 1/15/2019		200,000	199,151
H.J. Heinz Co., 3.125%, 9/12/2021		150,000	150,205
Kraft Foods, Inc., 5.375%, 2/10/2020		200,000	231,209
Kroger Co., 7.5%, 1/15/2014		40,000	44,593
Pernod-Ricard SA, 144A, 5.5%, 1/15/2042		150,000	150,797
Procter & Gamble Co.:
0.7%, 8/15/2014		300,000	300,919
4.95%, 8/15/2014		80,000	88,339
Reynolds American, Inc., 7.25%, 6/15/2037		60,000	69,996
Safeway, Inc., 6.25%, 3/15/2014		60,000	66,025
Smithfield Foods, Inc.:
7.75%, 7/1/2017		60,000	67,800
10.0%, 7/15/2014		45,000	52,650
Stater Bros Holdings, Inc., 7.375%, 11/15/2018		15,000	16,256
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		115,000	120,462
The JM Smucker Co., 3.5%, 10/15/2021		30,000	30,394
TreeHouse Foods, Inc., 7.75%, 3/1/2018		15,000	16,256
U.S. Foodservice, 144A, 8.5%, 6/30/2019		20,000	20,250
Wal-Mart Stores, Inc.:
2.875%, 4/1/2015		100,000	106,103
5.625%, 4/15/2041		55,000	66,570
			3,096,046
Energy 0.8%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		30,000	27,150
Anadarko Petroleum Corp., 6.375%, 9/15/2017		225,000	267,349
Berry Petroleum Co., 6.75%, 11/1/2020		45,000	47,588
Boardwalk Pipelines LP, 5.75%, 9/15/2019		235,000	255,451
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		25,000	26,563
Bristow Group, Inc., 7.5%, 9/15/2017		35,000	36,575
Canadian Natural Resources Ltd., 5.7%, 5/15/2017		60,000	71,053
Chaparral Energy, Inc., 8.25%, 9/1/2021		35,000	37,275
Chesapeake Energy Corp., 6.875%, 11/15/2020		200,000	206,500
CONSOL Energy, Inc.:
6.375%, 3/1/2021		10,000	9,550
8.0%, 4/1/2017		55,000	57,337
8.25%, 4/1/2020		35,000	36,575
Continental Resources, Inc.:
7.375%, 10/1/2020		15,000	16,650
8.25%, 10/1/2019		10,000	11,175
Crosstex Energy LP, 8.875%, 2/15/2018		30,000	31,875
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		35,000	36,575
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		50,000	51,500
El Paso Corp., 7.25%, 6/1/2018		30,000	33,584
El Paso Pipeline Partners Operating Co., LLC, 6.5%, 4/1/2020		195,000	217,912
Energy Transfer Partners LP, 6.125%, 2/15/2017		230,000	256,972
Enterprise Products Operating LLC, Series G, 5.6%, 10/15/2014		60,000	66,263
Frontier Oil Corp., 6.875%, 11/15/2018		25,000	26,000
Genesis Energy LP, 7.875%, 12/15/2018		20,000	20,400
Global Geophysical Services, Inc., 10.5%, 5/1/2017		65,000	64,675
Halliburton Co., 7.45%, 9/15/2039		100,000	140,323
Holly Energy Partners LP, 8.25%, 3/15/2018		30,000	31,800
HollyFrontier Corp., 9.875%, 6/15/2017		35,000	39,025
Kinder Morgan Energy Partners LP:
6.0%, 2/1/2017		180,000	207,470
7.3%, 8/15/2033		60,000	69,134
Linn Energy LLC, 144A, 6.25%, 11/1/2019		25,000	24,250
Marathon Petroleum Corp., 5.125%, 3/1/2021		210,000	228,404
MEG Energy Corp., 144A, 6.5%, 3/15/2021		20,000	20,950
Nabors Industries, Inc.., 4.625%, 9/15/2021		200,000	208,661
Newfield Exploration Co., 7.125%, 5/15/2018		60,000	63,150
Noble Energy, Inc., 6.0%, 3/1/2041		150,000	166,318
Oasis Petroleum, Inc., 7.25%, 2/1/2019		10,000	10,525
Occidental Petroleum Corp., Series 1, 4.1%, 2/1/2021		130,000	142,193
Offshore Group Investments Ltd., 11.5%, 8/1/2015		10,000	11,000
Petro-Canada, 4.0%, 7/15/2013		80,000	83,010
Phillips 66, 144A, 4.3%, 4/1/2022		150,000	152,580
Plains Exploration & Production Co., 7.625%, 6/1/2018		30,000	31,875
Regency Energy Partners LP, 6.875%, 12/1/2018		15,000	15,863
Rowan Companies, Inc., 7.875%, 8/1/2019		215,000	256,606
SandRidge Energy, Inc., 7.5%, 3/15/2021		25,000	24,625
SESI LLC, 6.375%, 5/1/2019		20,000	21,200
Stone Energy Corp., 8.625%, 2/1/2017		10,000	10,450
Transocean, Inc., 6.8%, 3/15/2038		200,000	223,665
Valero Energy Corp., 9.375%, 3/15/2019		40,000	52,393
Venoco, Inc., 8.875%, 2/15/2019		50,000	45,750
Williams Partners LP:
5.25%, 3/15/2020		60,000	66,143
7.25%, 2/1/2017		215,000	258,729
Xinergy Corp., 144A, 9.25%, 5/15/2019		20,000	15,400
			4,534,039
Financials 3.6%
ABN Amro Bank NV, 144A, 4.25%, 2/2/2017		260,000	263,773
AgriBank FCB, 9.125%, 7/15/2019		250,000	317,193
Ally Financial, Inc.:
6.25%, 12/1/2017		45,000	46,338
8.0%, 3/15/2020		50,000	55,625
8.3%, 2/12/2015		20,000	21,775
American Express Co., 7.0%, 3/19/2018		80,000	98,212
American International Group, Inc.:
3.65%, 1/15/2014		200,000	203,702
3.8%, 3/22/2017		125,000	126,569
5.05%, 10/1/2015		120,000	127,833
Antero Resources Finance Corp., 9.375%, 12/1/2017		20,000	21,650
Ashton Woods U.S.A. LLC, 144A, 11%, 6/30/2015		52,000	42,900
Bank of America Corp.:
5.875%, 1/5/2021		400,000	423,136
5.875%, 2/7/2042		320,000	318,275
Bank of America NA, 6.0%, 10/15/2036		100,000	98,947
Bank of New York Mellon Corp., Series G, 4.5%, 4/1/2013		60,000	62,322
BB&T Corp., 5.25%, 11/1/2019		200,000	219,507
Bear Stearns Companies LLC, 7.25%, 2/1/2018		60,000	72,349
BG Energy Capital PLC, 144A, 4.0%, 10/15/2021		200,000	208,570
BHP Billiton Finance U.S.A. Ltd.:
1.125%, 11/21/2014		300,000	302,078
5.25%, 12/15/2015		60,000	68,864
Blackstone Holdings Finance Co., LLC, 144A, 6.625%, 8/15/2019		275,000	294,052
Boston Properties LP, (REIT):
3.7%, 11/15/2018		205,000	212,026
4.125%, 5/15/2021		45,000	46,193
BP Capital Markets PLC:
2.248%, 11/1/2016		210,000	215,398
4.5%, 10/1/2020		120,000	131,819
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		45,000	48,938
Capital One Financial Corp., 5.5%, 6/1/2015		60,000	65,516
Case New Holland, Inc., 7.75%, 9/1/2013		25,000	26,625
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		60,000	77,503
CIT Group, Inc.:
144A, 7.0%, 5/4/2015		225,000	225,270
144A, 7.0%, 5/2/2017		110,000	110,275
Citigroup, Inc.:
4.45%, 1/10/2017		415,000	434,715
5.125%, 5/5/2014		100,000	105,452
6.0%, 10/31/2033		60,000	57,460
8.5%, 5/22/2019		20,000	24,658
Commonwealth Bank of Australia, 1.95%, 3/16/2015		500,000	503,349
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/2017		150,000	153,351
Council of Europe Development Bank, 2.75%, 2/10/2015		80,000	83,667
Credit Suisse (U.S.A.), Inc., 4.875%, 1/15/2015		80,000	86,288
Deutsche Telekom International Finance BV, 6.75%, 8/20/2018		100,000	121,151
Diageo Capital PLC, 5.75%, 10/23/2017		60,000	72,111
Discover Financial Services, 10.25%, 7/15/2019		432,000	567,130
Duke Realty LP, (REIT), 7.375%, 2/15/2015		40,000	44,935
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		35,000	38,500
E*TRADE Financial Corp.:
6.75%, 6/1/2016		55,000	56,238
12.5%, 11/30/2017		21,000	24,439
Felcor Lodging LP, (REIT), 6.75%, 6/1/2019		35,000	35,350
Fifth Third Bancorp., 3.625%, 1/25/2016		200,000	210,637
Ford Motor Credit Co., LLC, 3.875%, 1/15/2015		235,000	237,294
FUEL Trust:
144A, 3.984%, 6/15/2016		200,000	202,916
144A, 4.207%, 4/15/2016		575,000	590,109
General Electric Capital Corp.:
4.375%, 9/16/2020		305,000	321,221
4.65%, 10/17/2021		265,000	282,045
4.8%, 5/1/2013		180,000	187,853
Series A, 5.625%, 5/1/2018		180,000	208,636
GlaxoSmithKline Capital, Inc, 5.65%, 5/15/2018		60,000	72,458
Harley-Davidson Funding Corp., 144A, 6.8%, 6/15/2018		270,000	315,598
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		120,000	115,611
HCP, Inc., (REIT), 3.75%, 2/1/2016		340,000	350,606
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		380,000	393,300
HSBC Finance Corp., 6.676%, 1/15/2021		335,000	357,590
HSBC Holdings PLC, 4.0%, 3/30/2022		180,000	178,420
ING Bank NV, 144A, 3.75%, 3/7/2017		385,000	381,332
Inter-American Development Bank:
1.125%, 3/15/2017		200,000	199,676
1.75%, 8/24/2018		200,000	202,104
3.875%, 9/17/2019		60,000	68,392
3.875%, 10/28/2041		90,000	89,671
International Lease Finance Corp.:
5.75%, 5/15/2016		10,000	9,989
6.25%, 5/15/2019		25,000	24,677
144A, 6.5%, 9/1/2014		465,000	491,156
8.625%, 9/15/2015		20,000	22,000
8.75%, 3/15/2017		85,000	94,562
John Deere Capital Corp.:
1.25%, 12/2/2014		300,000	303,880
Series D, 4.5%, 4/3/2013		60,000	62,423
JPMorgan Chase & Co.:
3.15%, 7/5/2016		150,000	154,630
4.35%, 8/15/2021		200,000	204,347
4.5%, 1/24/2022		165,000	171,656
6.0%, 1/15/2018		60,000	69,409
Level 3 Financing, Inc., 144A, 8.125%, 7/1/2019		25,000	25,813
Lloyds TSB Group PLC, 4.2%, 3/28/2017		165,000	166,239
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026		100,000	101,927
6.875%, 11/15/2018		60,000	66,793
Morgan Stanley:
4.75%, 3/22/2017		245,000	245,082
5.45%, 1/9/2017		60,000	61,275
6.0%, 5/13/2014		60,000	62,799
MPT Operating Partnership LP, (REIT), 6.875%, 5/1/2021		25,000	26,125
National Money Mart Co., 10.375%, 12/15/2016		65,000	71,825
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/2014		60,000	64,446
Nationwide Mutual Insurance Co., 144A, 9.375%, 8/15/2039		186,000	235,573
NII Capital Corp., 7.625%, 4/1/2021		30,000	29,325
Nordea Bank AB, 144A, 3.125%, 3/20/2017		250,000	250,260
Nordic Investment Bank, 5.0%, 2/1/2017		80,000	94,097
Nuveen Investments, Inc.:
10.5%, 11/15/2015		65,000	67,356
144A, 10.5%, 11/15/2015		45,000	46,406
Petrobras International Finance Co., 3.5%, 2/6/2017		255,000	261,367
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		60,000	61,650
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		60,000	64,930
5.625%, 5/12/2041		110,000	114,548
Raymond James Financial, Inc., 5.625%, 4/1/2024		215,000	219,300
Reynolds Group Issuer, Inc., 144A, 7.125%, 4/15/2019		100,000	104,250
Rio Tinto Finance (U.S.A.) Ltd.:
6.5%, 7/15/2018		155,000	191,005
9.0%, 5/1/2019		40,000	54,045
Shell International Finance BV, 4.375%, 3/25/2020		60,000	68,657
Simon Property Group LP, (REIT):
6.1%, 5/1/2016		225,000	258,810
6.125%, 5/30/2018		65,000	76,528
St George Bank Ltd., 144A, 5.3%, 10/15/2015		55,000	57,046
Susser Holdings LLC, 8.5%, 5/15/2016		15,000	16,463
Svenska Handelsbanken AB, 2.875%, 4/4/2017 (d)		340,000	339,890
Telecom Italia Capital SA:
5.25%, 11/15/2013		80,000	82,200
6.175%, 6/18/2014		300,000	315,750
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/2021		200,000	202,456
Teva Pharmaceutical Finance IV LLC, 1.7%, 11/10/2014		340,000	345,320
The Goldman Sachs Group, Inc.:
5.75%, 1/24/2022		265,000	272,616
5.95%, 1/18/2018		60,000	64,633
6.25%, 2/1/2041		35,000	34,568
6.75%, 10/1/2037		150,000	146,561
Total Capital International SA, 1.5%, 2/17/2017		230,000	223,830
UBS AG:
3.875%, 1/15/2015		250,000	260,087
5.875%, 12/20/2017		100,000	110,870
UDR, Inc., (REIT), 4.625%, 1/10/2022		225,000	230,339
Vale Overseas Ltd.:
4.375%, 1/11/2022		200,000	200,889
6.875%, 11/21/2036		60,000	69,590
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		102,000	115,005
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		195,000	211,819
WEA Finance LLC, 144A, 6.75%, 9/2/2019		508,000	587,363
Wells Fargo & Co.:
3.5%, 3/8/2022		175,000	172,282
5.625%, 12/11/2017		100,000	115,878
Willis Group Holdings PLC, 4.125%, 3/15/2016		240,000	243,957
Xstrata Canada Financial Corp., 144A, 3.6%, 1/15/2017		330,000	340,633
			21,386,701
Health Care 0.4%
Abbott Laboratories, 5.875%, 5/15/2016		60,000	70,586
Aetna, Inc., 6.5%, 9/15/2018		40,000	49,252
Agilent Technologies, Inc., 6.5%, 11/1/2017		235,000	282,652
Amgen, Inc.:
1.875%, 11/15/2014		105,000	107,424
4.5%, 3/15/2020		200,000	217,851
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		20,000	20,550
Boston Scientific Corp., 6.0%, 1/15/2020		230,000	263,992
Cigna Corp., 5.375%, 2/15/2042		270,000	276,932
Community Health Systems, Inc., 8.875%, 7/15/2015		12,000	12,435
HCA Holdings, Inc., 7.75%, 5/15/2021		50,000	51,688
HCA, Inc.:
6.5%, 2/15/2020		350,000	367,500
8.5%, 4/15/2019		105,000	116,681
Highmark, Inc., 144A, 6.125%, 5/15/2041		105,000	109,112
Humana, Inc., 6.3%, 8/1/2018		160,000	184,115
Life Technologies Corp., 6.0%, 3/1/2020		190,000	217,365
Merck & Co., Inc., 4.0%, 6/30/2015		60,000	65,891
STHI Holding Corp., 144A, 8.0%, 3/15/2018		30,000	31,800
WellPoint, Inc., 5.25%, 1/15/2016		60,000	67,246
Wyeth, 5.95%, 4/1/2037		60,000	76,011
			2,589,083
Industrials 0.4%
Actuant Corp., 6.875%, 6/15/2017		25,000	25,937
ARAMARK Corp., 8.5%, 2/1/2015		15,000	15,375
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		10,000	10,250
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		50,000	41,750
BakerCorp International, Inc., 144A, 8.25%, 6/1/2019		30,000	30,900
BE Aerospace, Inc., 8.5%, 7/1/2018		365,000	403,325
Belden, Inc., 7.0%, 3/15/2017		30,000	30,937
Boart Longyear Management Pty, 144A, 7.0%, 4/1/2021		15,000	15,675
Bombardier, Inc., 144A, 7.75%, 3/15/2020		25,000	27,875
Briggs & Stratton Corp., 6.875%, 12/15/2020		15,000	15,450
Burlington Northern Santa Fe LLC, 5.75%, 3/15/2018		60,000	71,253
Canadian Pacific Railway Ltd., 4.5%, 1/15/2022		200,000	206,402
Casella Waste Systems, Inc., 7.75%, 2/15/2019		55,000	54,450
Cenveo Corp., 8.875%, 2/1/2018		40,000	38,000
CSX Corp., 4.75%, 5/30/2042		175,000	169,718
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		8,000	8,520
Deluxe Corp., 7.0%, 3/15/2019		15,000	15,525
Florida East Coast Railway Corp., 8.125%, 2/1/2017		20,000	20,400
Garda World Security Corp., 144A, 9.75%, 3/15/2017		30,000	31,950
H&E Equipment Services, Inc., 8.375%, 7/15/2016		55,000	56,650
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		15,000	15,900
7.125%, 3/15/2021		10,000	10,713
Interline Brands, Inc., 7.0%, 11/15/2018		25,000	26,375
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		60,000	66,600
Lockheed Martin Corp., 4.25%, 11/15/2019		120,000	129,987
Meritor, Inc., 10.625%, 3/15/2018		30,000	32,250
Navios Maritime Holdings, Inc., 8.125%, 2/15/2019		65,000	55,737
Navios South American Logistics, Inc., 9.25%, 4/15/2019		25,000	21,875
Nortek, Inc., 8.5%, 4/15/2021		65,000	64,350
Northrop Grumman Corp., 5.05%, 11/15/2040		100,000	104,775
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,850
8.5%, 3/1/2020		10,000	10,888
Ply Gem Industries, Inc., 13.125%, 7/15/2014		10,000	10,100
President & Fellows of Harvard College, 144A, 6.5%, 1/15/2039		200,000	277,982
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		60,000	64,350
Sitel LLC, 11.5%, 4/1/2018		50,000	36,000
Spirit Aerosystems, Inc.:
6.75%, 12/15/2020		15,000	16,237
7.5%, 10/1/2017		20,000	21,550
TransDigm, Inc., 7.75%, 12/15/2018		30,000	32,475
United Parcel Service, Inc., 4.875%, 11/15/2040		100,000	112,561
			2,411,897
Information Technology 0.3%
Affiliated Computer Services, Inc., 5.2%, 6/1/2015		400,000	432,766
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		15,000	12,900
Amkor Technology, Inc.:
6.625%, 6/1/2021		10,000	10,338
7.375%, 5/1/2018		20,000	21,425
Aspect Software, Inc., 10.625%, 5/15/2017		30,000	32,025
Avaya, Inc., 144A, 7.0%, 4/1/2019		70,000	70,175
CDW LLC, 8.5%, 4/1/2019		50,000	53,125
CommScope, Inc., 144A, 8.25%, 1/15/2019		40,000	42,600
eAccess Ltd., 144A, 8.25%, 4/1/2018		30,000	28,725
Equinix, Inc., 8.125%, 3/1/2018		75,000	82,500
First Data Corp., 144A, 7.375%, 6/15/2019		15,000	15,281
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		95,000	104,025
Hewlett-Packard Co.:
3.75%, 12/1/2020		200,000	199,144
5.5%, 3/1/2018		60,000	68,546
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		25,000	26,813
Jabil Circuit, Inc., 7.75%, 7/15/2016		10,000	11,400
Juniper Networks, Inc., 5.95%, 3/15/2041		95,000	108,837
MasTec, Inc., 7.625%, 2/1/2017		50,000	51,937
Oracle Corp., 5.375%, 7/15/2040		100,000	115,627
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		20,000	20,400
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		25,000	26,875
Seagate Technology International, 144A, 10.0%, 5/1/2014		290,000	327,700
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		25,000	26,156
SunGard Data Systems, Inc., 10.25%, 8/15/2015		125,000	129,844
			2,019,164
Materials 0.7%
Aleris International, Inc., 7.625%, 2/15/2018		20,000	20,925
Appleton Papers, Inc., 11.25%, 12/15/2015		20,000	18,550
Ball Corp.:
7.125%, 9/1/2016		10,000	10,900
7.375%, 9/1/2019		10,000	11,050
Berry Plastics Corp.:
9.5%, 5/15/2018		30,000	31,800
9.75%, 1/15/2021		40,000	43,700
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	70,000	86,357
Boise Paper Holdings LLC, 8.0%, 4/1/2020		15,000	16,500
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		22,265	22,321
CF Industries, Inc., 7.125%, 5/1/2020		130,000	154,862
Clearwater Paper Corp., 7.125%, 11/1/2018		30,000	31,800
Clondalkin Acquisition BV, 144A, 2.474%**, 12/15/2013		75,000	70,875
Crown Americas LLC:
6.25%, 2/1/2021		10,000	10,750
7.625%, 5/15/2017		10,000	10,763
Dow Chemical Co.:
5.25%, 11/15/2041		75,000	77,469
5.7%, 5/15/2018		40,000	46,300
E.I. du Pont de Nemours & Co., 5.25%, 12/15/2016		60,000	70,101
Eastman Chemical Co., 4.5%, 1/15/2021		200,000	208,114
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		120,000	123,900
Exopack Holding Corp., 10.0%, 6/1/2018		20,000	21,000
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		10,000	10,200
Freeport-McMoRan Copper & Gold, Inc.:
1.4%, 2/13/2015		300,000	298,862
3.55%, 3/1/2022		280,000	268,917
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		85,000	94,884
8.0%, 1/15/2024		230,000	292,788
Graphic Packaging International, Inc., 9.5%, 6/15/2017		65,000	72,150
Huntsman International LLC, 8.625%, 3/15/2021		80,000	89,800
International Paper Co., 7.95%, 6/15/2018		365,000	458,650
JMC Steel Group, 144A, 8.25%, 3/15/2018		30,000	31,200
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		30,000	30,562
Momentive Performance Materials, Inc., 9.0%, 1/15/2021		30,000	26,250
NewMarket Corp., 7.125%, 12/15/2016		80,000	82,944
Newmont Mining Corp.:
3.5%, 3/15/2022		300,000	289,023
4.875%, 3/15/2042		175,000	162,823
Novelis, Inc.:
8.375%, 12/15/2017		65,000	70,525
8.75%, 12/15/2020		35,000	38,325
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		85,000	95,625
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		40,000	42,000
Polymer Group, Inc., 7.75%, 2/1/2019		25,000	26,313
PPG Industries, Inc., 1.9%, 1/15/2016		100,000	100,465
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		25,000	26,188
Rohm & Haas Co., 6.0%, 9/15/2017		320,000	368,393
Silgan Holdings, Inc., 7.25%, 8/15/2016		30,000	33,712
Solo Cup Co., 10.5%, 11/1/2013		70,000	71,225
Teck Resources Ltd., 5.2%, 3/1/2042		115,000	109,103
United States Steel Corp., 7.375%, 4/1/2020		40,000	40,800
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		80,000	84,600
Wolverine Tube, Inc., 6.0%, 6/28/2014		13,412	12,110
			4,416,474
Telecommunication Services 0.9%
AT&T, Inc.:
5.5%, 2/1/2018		60,000	70,689
5.55%, 8/15/2041		155,000	171,806
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		25,000	25,531
8.375%, 10/15/2020		85,000	85,425
8.75%, 3/15/2018		95,000	88,706
Cricket Communications, Inc.:
7.75%, 10/15/2020		450,000	442,125
10.0%, 7/15/2015		70,000	73,675
Crown Castle Towers LLC, 144A, 6.113%, 1/15/2020		460,000	511,257
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		400,000	423,000
ERC Ireland Preferred Equity Ltd., 144A, 8.057%**, 2/15/2017 (PIK)	EUR	71,738	29
Frontier Communications Corp.:
7.875%, 4/15/2015		10,000	10,750
8.25%, 4/15/2017		370,000	397,750
8.5%, 4/15/2020		45,000	47,363
8.75%, 4/15/2022		10,000	10,550
Intelsat Jackson Holdings SA:
7.5%, 4/1/2021		75,000	78,844
8.5%, 11/1/2019		55,000	60,362
11.25%, 6/15/2016		30,000	31,575
Intelsat Luxembourg SA:
11.25%, 2/4/2017		135,000	140,400
11.5%, 2/4/2017 (PIK)		144,375	150,150
144A, 11.5%, 2/4/2017 (PIK)		40,000	41,200
iPCS, Inc., 2.672%**, 5/1/2013		15,000	14,400
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		60,000	59,625
7.875%, 9/1/2018		35,000	36,838
Qwest Communications International, Inc.:
7.125%, 4/1/2018		30,000	32,025
8.0%, 10/1/2015		370,000	394,975
Qwest Corp.:
7.25%, 9/15/2025		235,000	251,450
7.5%, 6/15/2023		290,000	292,900
SBA Tower Trust, 144A, 5.101%, 4/15/2017		370,000	399,318
Sprint Nextel Corp., 8.375%, 8/15/2017		235,000	226,775
Syniverse Holdings, Inc., 9.125%, 1/15/2019		10,000	11,025
Telesat Canada, 11.0%, 11/1/2015		110,000	117,425
Verizon Global Funding Corp., 7.75%, 12/1/2030		40,000	54,174
Vodafone Group PLC, 6.15%, 2/27/2037		60,000	72,554
West Corp.:
7.875%, 1/15/2019		25,000	26,625
8.625%, 10/1/2018		10,000	10,975
Windstream Corp.:
7.0%, 3/15/2019		40,000	40,800
7.5%, 4/1/2023		30,000	30,900
7.75%, 10/15/2020		15,000	16,050
7.875%, 11/1/2017		65,000	71,662
			5,132,183
Utilities 0.5%
AES Corp., 8.0%, 6/1/2020		40,000	45,900
Appalachian Power Co., Series L, 5.8%, 10/1/2035		200,000	223,663
Calpine Corp., 144A, 7.5%, 2/15/2021		40,000	42,700
Duke Energy Carolinas LLC, 5.3%, 2/15/2040		100,000	116,269
Edison Mission Energy, 7.0%, 5/15/2017		140,000	88,200
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		100,000	52,500
Ferrellgas LP, 6.5%, 5/1/2021		10,000	9,025
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		35,000	38,150
Korea Gas Corp., 144A, 4.25%, 11/2/2020		100,000	100,583
NRG Energy, Inc.:
7.375%, 1/15/2017		95,000	98,800
7.625%, 1/15/2018		20,000	20,050
Oncor Electric Delivery Co., LLC: 144A, 4.55%, 12/1/2041		145,000	130,961
5.25%, 9/30/2040	100,000	100,842
5.25%, 9/30/2040		100,000	100,842
Pacific Gas & Electric Co., 3.5%, 10/1/2020		200,000	207,173
Progress Energy, Inc., 3.15%, 4/1/2022		165,000	161,278
PSEG Power LLC, 5.5%, 12/1/2015		80,000	89,810
Public Service Co. of New Mexico, 7.95%, 5/15/2018		325,000	394,547
San Diego Gas & Electric Co., 6.0%, 6/1/2026		100,000	124,939
SCANA Corp., 4.75%, 5/15/2021		200,000	210,292
Sempra Energy, 2.3%, 4/1/2017		195,000	197,375
Southern California Edison Co., 4.05%, 3/15/2042		105,000	101,234
Southwestern Electric Power Co., 6.2%, 3/15/2040		200,000	236,835
Suburban Propane Partners LP, 7.375%, 3/15/2020		100,000	106,250
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		25,000	5,719
Western Power Distribution Holdings Ltd., 144A, 7.25%, 12/15/2017		170,000	194,885
			3,097,980
Total Corporate Bonds (Cost $52,708,356)			54,437,354

Asset-Backed 0.3%
Automobile Receivables 0.1%
Carmax Auto Owner Trust, "A4", Series 2009-2, 2.82%, 12/15/2014		50,000	51,362
CPS Auto Trust:
"A", Series 2011-A, 144A, 2.82%, 4/16/2018		175,391	174,982
"A", Series 2010-A, 144A, 2.89%, 3/15/2016		177,762	177,985
Navistar Financial Corp. Owner Trust, "B", Series 2010-A, 144A, 4.17%, 10/20/2014		100,000	100,079
Santander Drive Auto Receivables Trust, "C", Series 2010-2, 3.89%, 7/17/2017		92,000	94,022
			598,430
Credit Card Receivables 0.1%
Capital One Multi-Asset Execution Trust, "B1", Series 2006-B1, 0.522%**, 1/15/2019		300,000	290,482
Citibank Credit Card Issuance Trust, "A5", Series 2005-A5, 4.55%, 6/20/2017		110,000	122,470
World Financial Network Credit Card Master Trust:
"M", Series 2006-A, 144A, 0.452%**, 2/15/2017		150,000	147,894
"M", Series 2010-A, 5.2%, 4/15/2019		260,000	279,569
			840,415
Manufactured Housing Receivables 0.0%
Mid-State Trust, "M", Series 2010-1, 144A, 5.25%, 12/15/2045		296,548	294,761
Miscellaneous 0.1%
Dominos Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		220,000	225,314
Tax Liens Securitization Trust, "1A2", Series 2010-1A, 144A, 2.0%, 4/15/2018		96,826	96,099
			321,413
Total Asset-Backed (Cost $2,027,261)			2,055,019

Mortgage-Backed Securities Pass-Throughs 6.3%
Federal Home Loan Mortgage Corp.:
3.0%, 3/1/2026 (d)		300,000	310,172
3.5%, with various maturities from 5/1/2025 until 10/1/2041 (d)		1,908,327	1,976,829
4.0%, 12/1/2040		369,648	386,354
4.5%, with various maturities from 8/1/2020 until 4/1/2039 (d)		3,165,000	3,394,274
4.971%**, 6/1/2038		23,245	24,771
5.0%, with various maturities from 7/1/2035 until 1/1/2037 (d)		1,574,844	1,697,616
5.5%, with various maturities from 10/1/2023 until 10/1/2035		469,683	517,321
6.0%, with various maturities from 1/1/2038 until 3/1/2038		276,556	304,901
6.5%, with various maturities from 1/1/2035 until 8/1/2038		754,106	848,167
Federal National Mortgage Association:
3.0%, 2/1/2027		387,963	401,967
3.5%, with various maturities from 3/1/2027 until 7/1/2041 (d)		1,085,000	1,127,701
4.0%, with various maturities from 3/1/2024 until 4/1/2042 (d)		6,565,871	6,919,375
4.5%, with various maturities from 5/1/2039 until 11/1/2040 (d)		2,667,085	2,836,460
5.0%, with various maturities from 4/1/2024 until 7/1/2041		2,220,422	2,403,950
5.5%, with various maturities from 1/1/2020 until 2/1/2038 (d)		5,745,405	6,268,258
6.0%, with various maturities from 4/1/2024 until 4/1/2039		1,714,527	1,902,961
7.0%, 3/1/2037		260,852	297,034
Government National Mortgage Association:
3.5%, 7/1/2041 (d)		1,000,000	1,042,109
4.0%, with various maturities from 7/1/2040 until 7/20/2041 (d)		1,388,423	1,472,045
5.0%, 4/1/2038 (d)		2,500,000	2,761,523
5.5%, 12/15/2039		487,555	544,385
Total Mortgage-Backed Securities Pass-Throughs (Cost $37,118,615)			37,438,173

Commercial Mortgage-Backed Securities 1.0%
Bear Stearns Commercial Mortgage Securities, Inc.:
"AM", Series 2006-PW13, 5.582%, 9/11/2041		150,000	159,742
"A4", Series 2007-PW17, 5.694%, 6/11/2050		75,000	85,384
"AM", Series 2007-PW17, 5.898%**, 6/11/2050		125,000	130,860
Citigroup Commercial Mortgage Trust:
"A5", Series 2004-C2, 4.733%, 10/15/2041		400,000	427,936
"AM", Series 2006-C5, 5.462%, 10/15/2049		130,000	138,611
"A4", Series 2007-C6, 5.696%**, 12/10/2049		100,000	114,045
"AM", Series 2007-C6, 5.696%**, 12/10/2049		340,000	354,355
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD5, 5.886%, 11/15/2044		200,000	229,545
Extended Stay America Trust, "B", Series 2010-ESHA, 144A, 4.221%, 11/5/2027		200,000	202,214
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2007-GG11, 5.736%, 12/10/2049		700,000	772,706
"AM", Series 2006-GG7, 5.883%**, 7/10/2038		275,000	286,270
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2010-CNTR, 144A, 4.311%, 8/5/2032		85,000	89,234
"B", Series 2010-C2, 144A, 5.075%, 11/15/2043		250,000	265,571
"ASB", Series 2007-CB19, 5.717%**, 2/12/2049		468,294	504,326
"A4", Series 2007-LD11, 5.816%**, 6/15/2049		310,000	339,786
"ASB", Series 2007-LD12, 5.833%, 2/15/2051		218,122	235,669
"AM", Series 2006-LDP7, 5.871%**, 4/15/2045		280,000	302,039
"A4", Series 2007-LD12, 5.882%, 2/15/2051		150,000	168,214
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2004-C12, 5.317%**, 7/15/2041		430,000	461,571
"AM", Series 2006-C29, 5.339%, 11/15/2048		230,000	235,263
"APB", Series 2007-C32, 5.74%**, 6/15/2049		258,000	274,448
Total Commercial Mortgage-Backed Securities (Cost $5,438,523)			5,777,789

Collateralized Mortgage Obligations 3.7%
Arkle Master Issuer PLC, "1A1", Series 2010-2A, 144A, 1.895%**, 5/17/2060		300,000	301,157
BCAP LLC Trust:
"3A1", Series 2009-RR4, 144A, 4.48%**, 4/26/2037		238,583	228,218
"2A1", Series 2009-RR4, 144A, 5.656%**, 7/26/2036		132,199	133,109
Bear Stearns Adjustable Rate Mortgage Trust:
"3A1", Series 2007-5, 5.404%**, 8/25/2047		742,023	561,641
"22A1", Series 2007-4, 5.589%**, 6/25/2047		615,844	446,425
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.097%**, 12/25/2035		536,640	473,066
Citigroup Mortgage Loan Trust, Inc.:
"6A1", Series 2009-6, 144A, 0.492%**, 7/25/2036		200,578	184,898
"7A1", Series 2009-5, 144A, 0.592%**, 7/25/2036		307,550	287,460
"11A1", Series 2009-6, 144A, 0.592%**, 5/25/2037		201,195	193,307
"4A1", Series 2009-6, 144A, 2.807%**, 4/25/2037		269,687	269,066
"1A1", Series 2009-5, 144A, 5.135%**, 6/25/2037		146,644	146,216
Credit Suisse Mortgage Capital Certificates:
"28A1", Series 2009-3R, 144A, 4.685%**, 8/27/2037		130,101	124,939
"24A1", Series 2009-12R, 144A, 5.044%**, 10/27/2036		226,582	220,573
"30A1", Series 2009-3R, 144A, 5.238%**, 7/27/2037		378,301	385,568
"15A1", Series 2009-12R, 144A, 6.0%, 5/27/2036		211,063	210,883
"6A1", Series 2009-12R, 144A, 6.0%, 5/27/2037		569,389	578,391
Federal Home Loan Mortgage Corp.:
"MA", Series 4017, 3.0%, 3/15/2041		190,000	199,739
"GW", Series 3874, 3.5%, 6/15/2026		250,000	263,763
"KW", Series 4012, 3.5%, 3/15/2042		670,000	653,250
"LV", Series 3793, 4.0%, 11/15/2023		208,904	221,381
"AB", Series 3864, 4.0%, 6/15/2039		429,402	458,915
"PQ", Series 3923, 4.0%, 9/15/2040		255,000	270,043
"PC", Series 3715, 4.5%, 8/15/2040		310,000	332,409
"ME", Series 3028, 5.0%, 2/15/2034		130,000	141,975
"ND", Series 3036, 5.0%, 5/15/2034		695,000	757,753
"VG", Series 3659, 5.0%, 9/15/2034		305,000	343,511
"EP", Series 3980, 5.0%, 1/15/2042		284,987	313,530
"ML", Series 3755, 5.5%, 6/15/2029		204,391	225,245
"PD", Series 2904, 5.5%, 3/15/2033		425,000	451,521
"GA", Series 3523, 5.5%, 11/15/2035		218,584	240,937
"OD", Series 3162, 6.0%, 6/15/2035		285,000	317,293
Federal National Mortgage Association:
"PB", Series 2011-76, 2.5%, 4/25/2039		323,265	330,534
"CY", Series 2012-32, 3.5%, 4/25/2042		295,000	308,102
"JQ", Series 2011-27, 4.0%, 9/25/2039		507,268	538,391
"TA", Series 2011-122, 4.0%, 10/25/2039		415,000	439,091
"PD", Series 2011-2, 4.0%, 12/25/2039		410,000	440,834
"PM", Series 2012-11, 4.0%, 11/25/2040		305,000	320,938
"PW", Series 2012-11, 4.0%, 11/25/2040		270,000	284,109
"JM", Series 2011-124, 4.0%, 2/25/2041		303,041	322,625
"PH", Series 2011-6, 4.0%, 2/25/2041		340,000	354,051
"PJ", Series 2012-21, 4.0%, 3/25/2041		312,528	335,399
"WH", Series 2012-16, 4.0%, 7/25/2041		365,000	385,779
"K", Series 2012-16, 4.0%, 10/25/2041		297,773	313,334
"WD", Series 2003-106, 4.5%, 9/25/2020		57,753	57,633
"GC", Series 2012-40, 4.5%, 12/25/2040		305,000	336,100
"PC", Series 2012-10, 4.5%, 11/25/2041		143,803	157,364
"LC", Series 2009-85, 4.5%, 10/25/2049		210,000	226,070
"QD", Series 2005-33, 5.0%, 1/25/2034		140,000	151,868
"BD", Series 2010-56, 5.0%, 12/25/2038		350,000	383,165
"AT", Series 2011-60, 5.0%, 7/25/2041		276,968	298,260
"VK", Series 2008-68, 5.5%, 3/25/2027		165,000	181,569
FREMF Mortgage Trust, "C", Series 2012-K501, 3.489%, 11/25/2016 (d)		120,000	112,551
Government National Mortgage Association:
"LA", Series 2012-3, 3.5%, 3/20/2038		401,873	424,615
"PM", Series 2012-52, 3.5%, 12/20/2039		235,000	250,468
"MN", Series 2012-24, 4.0%, 11/20/2039		354,089	376,730
"PA", Series 2012-14, 4.0%, 11/20/2040		248,179	269,486
GS Mortgage Securities Corp., "2A1", Series 2009-3R, 144A, 3.092%**, 7/25/2035		208,871	204,541
Holmes Master Issuer PLC, "A2", Series 2012-A1, 144A, 2.165%, 10/15/2054		250,000	251,095
Jefferies & Co., "1A1", Series 2009-R9, 144A, 2.527%**, 8/26/2046		294,914	290,953
JPMorgan Mortgage Trust:
"6A2", Series 2005-A8, 2.69%**, 11/25/2035		102,875	100,843
"2A1" Series 2006-A5, 2.776%**, 8/25/2036		556,797	404,941
"1A1", Series 2008-R2, 144A, 4.2%**, 7/27/2037		398,088	308,478
JPMorgan Reremic:
"2A1", Series 2009-5, 144A, 2.196%**, 1/26/2037		298,669	295,605
"11A1", Series 2009-7, 144A, 2.85%**, 9/27/2036		250,577	241,955
"3A1", Series 2009-5, 144A, 5.408%**, 5/26/2037		204,404	202,729
Mortgage-Linked Amortizing Notes, "A10", Series 2012-1, 2.06%, 1/15/2022		398,942	403,392
Permanent Master Issuer PLC:
"1A1", Series 2011-1A, 144A, 1.967%**, 7/15/2042		275,000	276,112
"1A3", Series 2011-2A, 144A, 2.167%**, 7/15/2042		250,000	250,861
Silverstone Master Issuer PLC, "1A", Series 2011-1A, 144A, 2.111%**, 1/21/2055		250,000	248,915
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2006-AR18, 2.196%**, 1/25/2037		739,496	504,619
Wells Fargo Mortgage Backed Securities Trust, "2A5", Series 2006-AR2, 2.631%**, 3/25/2036		819,214	673,155
Total Collateralized Mortgage Obligations (Cost $22,643,294)			22,193,442

Government & Agency Obligations 10.4%
Other Government Related (e) 0.3%
European Investment Bank: 1.5%, 5/15/2014		300,000	305,024
144A, 2.125%, 3/15/2019		700,000	693,157
KFW, 3.5%, 5/16/2013		60,000	62,059
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015		195,000	193,772
Private Export Funding Corp., 2.25%, 12/15/2017		55,000	57,192
Qatari Diar Finance QSC, 144A, 5.0%, 7/21/2020		180,000	192,825
Svensk Exportkredit AB, 3.25%, 9/16/2014		80,000	83,980
			1,588,009
Sovereign Bonds 2.7%
Export Development Canada, 1.25%, 10/27/2015		115,000	117,183
Federal Republic of Brazil, 5.625%, 1/7/2041		100,000	115,250
Federal Republic of Germany-Inflation Linked Bond, 2.25%, 4/15/2013	EUR	446,322	619,249
Government of Canada-Inflation Linked Bond, 4.0%, 12/1/2031	CAD	620,706	1,058,326
Government of France-Inflation Linked Bond:
1.0%, 7/25/2017	EUR	470,479	659,856
2.25%, 7/25/2020	EUR	1,411,128	2,103,911
3.15%, 7/25/2032	EUR	732,768	1,256,602
Government of Japan-Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	50,541,000	643,593
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	5,783,573	990,451
Province of British Columbia, Canada, 2.65%, 9/22/2021		200,000	203,734
Province of Ontario, Canada, 2.3%, 5/10/2016		200,000	207,121
Republic of Italy-Inflation Linked Bond, 2.1%, 9/15/2017	EUR	459,204	579,185
Republic of Peru, 6.55%, 3/14/2037		60,000	76,440
Republic of Poland, 6.375%, 7/15/2019		80,000	93,000
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	1,518,438	3,127,248
1.875%, 11/22/2022	GBP	781,299	1,588,729
2.0%, 1/26/2035	GBP	521,548	1,185,384
2.5%, 7/26/2016	GBP	693,291	1,295,480
United Mexican States:
Series A, 5.125%, 1/15/2020		100,000	114,750
5.625%, 1/15/2017		200,000	231,300
5.875%, 2/17/2014		200,000	217,200
			16,483,992
U.S. Government Sponsored Agencies 0.5%
Federal Farm Credit Bank, 3.0%, 9/22/2014		200,000	212,389
Federal Home Loan Bank:
0.5%, 8/28/2013		300,000	300,761
5.0%, 11/17/2017		460,000	550,137
5.375%, 5/18/2016		60,000	70,765
Federal Home Loan Mortgage Corp.:
1.375%, 2/25/2014		360,000	366,744
2.375%, 1/13/2022		160,000	157,093
4.75%, 1/19/2016		100,000	114,667
4.875%, 6/13/2018		100,000	119,253
5.125%, 11/17/2017		500,000	599,550
5.25%, 4/18/2016		120,000	140,330
6.25%, 7/15/2032		60,000	83,318
Federal National Mortgage Association:
1.25%, 9/28/2016		200,000	201,281
1.5%, 6/26/2013		100,000	101,481
6.625%, 11/15/2030		80,000	113,993
Tennessee Valley Authority, 5.5%, 6/15/2038		60,000	73,930
			3,205,692
U.S. Treasury Obligations 6.9%
U.S. Treasury Bonds:
3.125%, 11/15/2041		764,000	732,843
3.75%, 8/15/2041		1,800,000	1,945,969
6.125%, 8/15/2029		1,500,000	2,153,438
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040		440,391	579,080
2.375%, 1/15/2025		1,479,891	1,882,467
3.875%, 4/15/2029		482,510	743,292
U.S. Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		1,474,255	1,644,254
2.375%, 1/15/2017		1,348,572	1,579,620
2.5%, 7/15/2016		1,514,984	1,768,861
U.S. Treasury Notes:
0.25%, 10/31/2013		3,100,000	3,097,092
0.25%, 2/28/2014		1,855,000	1,852,247
0.375%, 3/15/2015		780,000	777,014
0.625%, 12/31/2012		5,300,000	5,316,769
0.75%, 5/31/2012 (f)		100,000	100,102
0.875%, 12/31/2016		2,600,000	2,586,392
0.875%, 2/28/2017 (b)		1,415,000	1,405,051
1.0%, 10/31/2016		2,200,000	2,205,500
1.375%, 2/28/2019 (b)		885,000	872,416
1.75%, 10/31/2018		2,200,000	2,234,890
2.0%, 2/15/2022 (b)		2,101,000	2,060,621
2.125%, 5/31/2015		2,800,000	2,934,968
2.25%, 1/31/2015		3,000,000	3,146,016
			41,618,902
Total Government & Agency Obligations (Cost $60,915,932)			62,896,595

Municipal Bonds and Notes 0.7%
California, Bay Area Toll Authority, Toll Bridge Revenue, Build America Bonds, Series S1, 6.793%, 4/1/2030 (g)		260,000	318,001
California, State Build America Bonds, 7.55%, 4/1/2039 (g)		100,000	129,000
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (g)		365,000	414,644
Connecticut, State General Obligation, Series A, 5.85%, 3/15/2032 (g)		185,000	225,119
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057 (g)		365,000	411,654
Los Angeles, CA, Department of Airports Revenue, Build America Bonds, Series C, 6.582%, 5/15/2039 (g)		200,000	245,588
New Jersey, Economic Development Authority, State Pension Funding Revenue, Series A, 7.425%, 2/15/2029, INS: NATL (g)		100,000	125,437
New York, Build America Bonds, 5.206%, 10/1/2031 (g)		200,000	226,894
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Build America Bonds, Metro Transit Authority, Series A2, 6.089%, 11/15/2040 (g)		270,000	324,316
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Build America Bonds, 5.44%, 6/15/2043 (g)		185,000	218,886
Ohio, American Municipal Power, Inc., Combined Hydroelectric Projects, Build America Bonds, 7.834%, 2/15/2041 (g)		395,000	528,095
San Diego County, CA, Regional Transportation Commission Sales Tax Revenue, Build America Bonds, 5.911%, 4/1/2048 (g)		310,000	390,842
Southern California, Public Power Authority, Power Project Revenue, Build America Bonds, 5.943%, 7/1/2040 (g)		370,000	425,234
University of California, Revenue Bond, Series AD, 4.858%, 5/15/2112 (g)		150,000	146,694
Total Municipal Bonds and Notes (Cost $3,619,049)			4,130,404

Convertible Bond 0.0%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020 (Cost $30,000)		30,000	48,562

Preferred Securities 0.0%
Financials 0.0%
JPMorgan Chase Capital XX, Series T, 6.55%, 9/29/2036		40,000	40,200
Wachovia Capital Trust III, 5.57%**, 5/14/2012 (h)		100,000	94,500
			134,700
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		10,000	7,950
Total Preferred Securities (Cost $133,744)			142,650

	Units	Value ($)

Other Investments 0.0%
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	1,845

	Shares	Value ($)

Exchange-Traded Funds 8.1%
iShares JPMorgan USD Emerging Markets Bond Fund	79,682	8,980,958
iShares Russell 2000 Value Index Fund	163,867	11,957,375
SPDR Barclays Capital International Treasury Bond	149,092	8,938,066
SPDR Gold Trust*	5,429	880,258
Vanguard MSCI Emerging Markets Fund	418,332	18,184,892
Total Exchange-Traded Funds (Cost $41,895,919)		48,941,549

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 0.27% (i) (j) (Cost $8,871,692)	8,871,692	8,871,692
Cash Equivalents 8.7%
Central Cash Management Fund, 0.11% (i) (Cost $52,469,631)	52,469,631	52,469,631

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $586,676,898)+	104.6	629,431,789
Other Assets and Liabilities, Net (b)	(4.6)	(27,543,961)
Net Assets	100.0	601,887,828

The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Fontainebleau Las Vegas Holdings LLC*	11.00%	6/15/2015	40,000 USD	27,850	25

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2012.

+ The cost for federal income tax purposes was $589,226,618. At March 31, 2012, net unrealized appreciation for all securities based on tax cost was $40,205,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,302,594 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,097,423.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $8,480,480. In addition, included in other assets and liabilities, net is a pending sale, amounting to $211,943, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2012 amounted to $8,692,423, which is 1.4% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At March 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Taxable issue.

(h) Date shown is call date; not a maturity date for the perpetual preferred securities.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

FTSE: Financial Times and the London Stock Exchange

INS: Insured

MSCI: Morgan Stanley Capital International

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of income is paid in kind in the form of additional principal.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/20/2012	25	3,237,109	30,737
5 Year U.S. Treasury Note	USD	6/29/2012	7	857,773	(4,188)
Euro Stoxx 50 Index	EUR	6/15/2012	18	578,319	(13,884)
Federal Republic of Germany Euro-Bund	EUR	6/7/2012	57	10,528,132	158,972
FTSE 100 Index	GBP	6/15/2012	1	91,643	184
Nikkei 225 Index	USD	6/7/2012	3	152,850	6,375
S&P 500 E Mini Index	USD	6/15/2012	32	2,245,200	58,286
Ultra Long U.S. Treasury Bond	USD	6/20/2012	10	1,509,688	(52,133)
United Kingdom Long Gilt Bond	GBP	6/27/2012	152	27,840,146	15,907
Total net unrealized appreciation					200,256

At March 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2012	8	961,955	(22,297)
10 Year Canadian Government Bond	CAD	6/20/2012	231	30,391,629	(7,080)
10 Year Japan Government Bond	JPY	6/11/2012	6	10,294,310	(49,382)
10 Year U.S. Treasury Note	USD	6/20/2012	11	1,424,328	15,395
Total net unrealized depreciation					(63,364)

As of March 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	5,450,000	USD	5,493,785	4/24/2012	32,437	UBS AG
AUD	16,260,000	USD	16,924,953	4/24/2012	127,725	UBS AG
USD	21,712,947	CHF	19,920,000	4/24/2012	360,054	UBS AG
USD	6,399,002	JPY	533,440,000	4/24/2012	47,288	UBS AG
USD	5,763,904	GBP	3,640,000	4/24/2012	57,377	UBS AG
USD	19,615,789	EUR	14,830,000	4/24/2012	164,994	UBS AG
NZD	4,630,000	USD	3,797,513	4/24/2012	12,581	UBS AG
USD	13,498,417	SEK	91,210,000	4/24/2012	274,702	UBS AG
USD	3,857,977	NOK	22,200,000	4/24/2012	36,750	UBS AG
Total unrealized appreciation					1,113,908

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	10,600,000	USD	16,809,904	4/24/2012	(142,177)	UBS AG
EUR	27,130,000	USD	35,698,197	4/24/2012	(488,765)	UBS AG
CHF	13,170,000	USD	14,442,215	4/24/2012	(151,230)	UBS AG
JPY	553,050,000	USD	6,582,557	4/24/2012	(100,707)	UBS AG
USD	27,607,366	AUD	26,240,000	4/24/2012	(500,401)	UBS AG
USD	2,219,823	CAD	2,200,000	4/24/2012	(15,242)	UBS AG
EUR	170,400	USD	224,834	4/25/2012	(2,409)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(1,400,931)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (k)
Consumer Discretionary	$28,699,719	$9,035,360	$14	$37,735,093
Consumer Staples	24,477,655	5,372,982	—	29,850,637
Energy	31,751,411	3,505,694	—	35,257,105
Financials	33,857,006	12,403,475	11,880	46,272,361
Health Care	34,836,948	5,983,338	—	40,820,286
Industrials	25,435,265	8,790,091	198,067	34,423,423
Information Technology	56,373,992	5,189,072	—	61,563,064
Materials	13,816,097	3,743,772	14,875	17,574,744
Telecommunication Services	5,645,314	5,284,411	—	10,929,725
Utilities	10,786,038	4,814,608	—	15,600,646
Fixed Income Investments (k)
Corporate Bonds	—	54,425,244	12,110	54,437,354
Asset Backed	—	1,958,920	96,099	2,055,019
Mortgage-Backed Securities Pass-Throughs	—	37,438,173	—	37,438,173
Commercial Mortgage- Backed Securities	—	5,777,789	—	5,777,789
Collateralized Mortgage Obligations	—	21,942,974	250,468	22,193,442
Government & Agency Obligations	—	62,896,595	—	62,896,595
Municipal Bonds and Notes	—	4,130,404	—	4,130,404
Convertible Bond	—	48,562	—	48,562
Preferred Securities	—	142,650	—	142,650
Other Investments	—	—	1,845	1,845
Exchange-Traded Funds	48,941,549	—	—	48,941,549
Short-Term Investments (k)	61,341,323	—	—	61,341,323
Derivatives (l)	285,856	1,113,908	—	1,399,764
Total	$376,248,173	$253,998,022	$585,358	$630,831,553

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)	$(148,964)	$(1,400,931)	$—	$(1,549,895)
Total	$(148,964)	$(1,400,931)	$—	$(1,549,895)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended March 31, 2012.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments		Corporate Bonds	Asset-Backed
Balance as of March 31, 2011	$76		$5,950	$286,319
Net realized gain (loss)	1,402		(23,631)	130
Change in unrealized appreciation (depreciation)	45,136		27,417	(1,940)
Amortization premium/discount	—		393	—
Purchases	150,388		14,437	—
Sales	(9,933)		(12,456)	(188,410)
Transfers into Level 3	37,767	(m)	—	—
Transfers (out) of Level 3	—		—	—
Balance as of March 31, 2012	$224,836		$12,110	$96,099
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2012	$45,136		$(266)	$(1,940)

	Collateralized Mortgage Obligations	Other Investments	Total
Balance as of March 31, 2011	$—	$2,000	$294,345
Net realized gain (loss)	—	—	(22,099)
Change in unrealized appreciation (depreciation)	—	(155)	70,458
Amortization premium/discount	—	—	393
Purchases	250,468	—	415,293
Sales	—	—	(210,799)
Transfers into Level 3	—	—	37,767
Transfers (out) of Level 3	—	—	—
Balance as of March 31, 2012	$250,468	$1,845	$585,358
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2012	$—	$(155)	$42,775

Transfers between price levels are recognized at the beginning of the reporting period.

(m) The investment was transferred from Level 2 to Level 3 as a result of the investment being delisted from a securities exchange.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities — Liquidation Basis

as of March 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $525,335,575) — including $8,480,480 of securities loaned	$568,090,466
Investment in Daily Assets Fund Institutional (cost $8,871,692)*	8,871,692
Investment in Central Cash Management Fund (cost $52,469,631)	52,469,631
Total investments in securities, at value (cost $586,676,898)	629,431,789
Cash	144,367
Foreign currency, at value (cost $710,887)	716,759
Deposit with brokers for futures contracts	2,154,526
Cash held as collateral for forward foreign currency exchange contracts	1,840,000
Receivable for investments sold	4,860,578
Receivable for Fund shares sold	508,477
Dividends receivable	521,247
Interest receivable	1,324,304
Receivable for variation margin on futures contracts	112,646
Unrealized appreciation on forward foreign currency exchange contracts	1,113,908
Foreign taxes recoverable	69,104
Due from Advisor	62,247
Other assets	30,066
Total assets	642,890,018
Liabilities
Payable upon return of securities loaned	8,871,692
Payable for investments purchased	5,240,201
Payable for investments purchased — when-issued securities/delayed delivery securities	24,652,273
Payable for Fund shares redeemed	7,299
Unrealized depreciation on forward foreign currency exchange contracts	1,400,931
Accrued management fee	190,989
Other accrued expenses and payables	638,805
Total liabilities	41,002,190
Net assets, at value	$601,887,828

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities — Liquidation Basis as of March 31, 2012 (continued)
Net Assets Consist of
Undistributed net investment income	92,754
Net unrealized appreciation (depreciation) on: Investments	42,754,891
Futures	136,892
Foreign currency	(278,389)
Accumulated net realized gain (loss)	(128,217,600)
Paid-in capital	687,399,280
Net assets, at value	$601,887,828
Net Asset Value
Class S Net Asset Value offering and redemption price per share ($2,587,667 ÷ 279,418 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.26
Institutional Class Net Asset Value offering and redemption price per share ($599,300,161 ÷ 61,991,242 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations — Liquidation Basis

for the year ended March 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $204,103)	$8,000,784
Interest	6,909,768
Income distributions — Central Cash Management Fund	50,990
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,423
Total income	15,029,965
Expenses: Management fee	3,330,014
Administration fee	568,263
Services to shareholders	947,588
Custodian fee	153,625
Professional fees	113,785
Reports to shareholders	45,160
Registration fees	40,078
Trustees' fees and expenses	21,625
Other	149,929
Total expenses before expense reductions	5,370,067
Expense reductions	(2,210,314)
Total expenses after expense reductions	3,159,753
Net investment income	11,870,212
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes withheld of $4,028)	22,884,142
Capital gain dividends received	31,585
Futures	514,399
Foreign currency	(5,890,690)
17,539,436
Change in net unrealized appreciation (depreciation) on: Investments	(10,702,844)
Futures	(160,086)
Foreign currency	(723,633)
(11,586,563)
Net gain (loss)	5,952,873
Net increase (decrease) in net assets resulting from operations	$17,823,085

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2012	a	2011
Operations: Net investment income	$11,870,212		$12,142,696
Net realized gain (loss)	17,539,436		53,829,052
Change in net unrealized appreciation (depreciation)	(11,586,563)		(6,806,289)
Net increase (decrease) in net assets resulting from operations	17,823,085		59,165,459
Distributions to shareholders from: Net investment income Class S	(43,808)		(87,351)
Institutional Class	(10,332,803)		(16,114,327)
Total distributions	(10,376,611)		(16,201,678)
Fund share transactions: Proceeds from shares sold	58,107,353		54,299,193
Reinvestment of distributions	10,376,477		16,201,525
Payments for shares redeemed	(66,905,102)		(88,690,628)
Net increase (decrease) in net assets from Fund share transactions	1,578,728		(18,189,910)
Increase (decrease) in net assets	9,025,202		24,773,871
Net assets at beginning of period	592,862,626		568,088,755
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $92,754 and $367,115, respectively)	$601,887,828		$592,862,626

a Liquidation basis

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended March 31,
Class S	2012	+	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.14		$8.45	$6.23	$9.79	$11.85
Income (loss) from investment operations: Net investment incomea	.17		.18	.19	.26	.29
Net realized and unrealized gain (loss)	.09		.74	2.20	(3.40)	(.30)
Total from investment operations	.26		.92	2.39	(3.14)	(.01)
Less distributions from: Net investment income	(.14)		(.23)	(.17)	(.20)	(.42)
Net realized gains	—		—	—	(.13)	(1.63)
Return of capital	—		—	—	(.09)	—
Total distributions	(.14)		(.23)	(.17)	(.42)	(2.05)
Net asset value, end of period	$9.26		$9.14	$8.45	$6.23	$9.79
Total Return (%)b	2.91		11.18	38.53	(33.05)	(.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	3	3	5
Ratio of expenses before expense reductions (%)	1.05		1.07	1.07	1.08	1.05
Ratio of expenses after expense reductions (%)	.82		.81	.81	.82	.87
Ratio of net investment income (%)	1.83		1.94	2.31	2.99	2.50
Portfolio turnover rate (%)	222		259	209	242	264
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. + Liquidation basis

	Years Ended March 31,
Institutional Class	2012	+	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.54		$8.82	$6.51	$10.22	$12.29
Income (loss) from investment operations: Net investment incomea	.19		.20	.21	.28	.32
Net realized and unrealized gain (loss)	.11		.78	2.30	(3.54)	(.29)
Total from investment operations	.30		.98	2.51	(3.26)	.03
Less distributions from: Net investment income	(.17)		(.26)	(.20)	(.23)	(.47)
Net realized gains	—		—	—	(.13)	(1.63)
Return of capital	—		—	—	(.09)	—
Total distributions	(.17)		(.26)	(.20)	(.45)	(2.10)
Net asset value, end of period	$9.67		$9.54	$8.82	$6.51	$10.22
Total Return (%)b	3.27		11.46	38.76	(32.84)	(.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	599		590	565	402	738
Ratio of expenses before expense reductions (%)	.94		.96	.96	.98	.89
Ratio of expenses after expense reductions (%)	.55		.56	.56	.57	.55
Ratio of net investment income (%)	2.09		2.20	2.56	3.24	2.82
Portfolio turnover rate (%)	222		259	209	242	264
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. + Liquidation basis

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On April 29, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to April 29, 2011, is that of the Predecessor Fund.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

On March 7, 2012, the Board of the Trustees of the Fund approved a proposal to liquidate and terminate the Fund. For more information regarding the Fund's liquidation, see Note H. Fund Termination and Liquidation.

The accompanying 2012 financial statements are prepared on the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at estimable net realizable values and liabilities are stated at their anticipated settlement amounts. Fund assets and liabilities historically were carried at values that approximated fair value. Accordingly, the use of the liquidation basis accounting is substantially similar to the basis of accounting that the Fund had applied prior to the use of liquidation basis accounting.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio — Liquidation Basis.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $125,733,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($29,223,000) and March 31, 2018 ($96,510,000), the respective expiration dates, whichever occurs first.

Upon final liquidation, these capital loss carryforwards will no longer be available (see Note H).

In addition, from November 1, 2011 through March 31, 2012, the Fund elects to defer qualified late year losses of approximately $56,000 of net ordinary losses and treat them as arising in the fiscal year ending March 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures contracts and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2012, each Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(125,733,000)
Net unrealized appreciation (depreciation) on investments	$40,205,171

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2012	2011
Distributions from ordinary income*	$10,376,611	$16,201,678

* For tax purposes, short-term capital gain distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2012, the Fund entered into futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the year ended March 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $47,041,000 to $80,747,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $42,710,000 to $55,068,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended March 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. The Fund also enters into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $17,334,000 to $101,974,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,543,000 to $117,052,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$1,113,908	$—	$1,113,908
Equity Contracts (b)	—	64,845	64,845
Interest Rate Contracts (b)	—	221,011	221,011
	$1,113,908	$285,856	$1,399,764

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,400,931)	$—	$(1,400,931)
Equity Contracts (b)	—	(13,884)	(13,884)
Interest Rate Contracts (b)	—	(135,080)	(135,080)
	$(1,400,931)	$(148,964)	$(1,549,895)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(5,891,252)	$—	$(5,891,252)
Equity Contracts (b)	—	355,620	355,620
Interest Rate Contracts (b)	—	158,779	158,779
	$(5,891,252)	$514,399	$(5,376,853)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(724,508)	$—	$(724,508)
Equity Contracts (b)	—	3,420	3,420
Interest Rate Contracts (b)	—	(163,506)	(163,506)
	$(724,508)	$(160,086)	$(884,594)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended March 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $981,874,936 and $990,511,888, respectively. Purchases and sales of U.S. Treasury obligations aggregated $215,303,137 and $208,118,333, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and also manages a portion of the assets allocated to equities and the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, also serves as subadvisor to the Fund with respect to a portion of the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2011 through July 31, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.01%.

For the period from August 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.00%.

For the period from April 1, 2011 through March 7, 2012, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Effective March 8, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.55%.

Accordingly, for the year ended March 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,275,017, and the amount charged aggregated $2,054,997, which was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2012, the Advisor reimbursed $917,389 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2012, the Administration Fee was $568,263, of which $50,680 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2012
Class S	$1,721	$—	$439
Institutional Class	17,908	17,908	—
	$19,629	$17,908	$439

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations — Liquidation Basis under "reports to shareholders" aggregated $37,476, of which $13,212 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2012, there were two shareholder accounts that held approximately 69% and 29%, respectively, of outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2012		Year Ended March 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	13,148	$116,253	41,343	$346,777
Institutional Class	6,188,190	57,991,100	5,914,995	53,952,416
		$58,107,353		$54,299,193
Shares issued to shareholders in reinvestment of distributions
Class S	5,023	$43,674	10,453	$87,198
Institutional Class	1,136,925	10,332,803	1,845,609	16,114,327
		$10,376,477		$16,201,525
Shares redeemed
Class S	(98,829)	$(897,355)	(66,671)	$(569,714)
Institutional Class	(7,124,208)	(66,007,747)	(10,011,669)	(88,120,914)
		$(66,905,102)		$(88,690,628)
Net increase (decrease)
Class S	(80,658)	$(737,428)	(14,875)	$(135,739)
Institutional Class	200,907	2,316,156	(2,251,065)	(18,054,171)
		$1,578,728		$(18,189,910)

H. Fund Termination and Liquidation

Upon the recommendation of the Advisor, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective on or about June 29, 2012 (the "Liquidation Date"). Accordingly, the Fund will redeem the shares of any Fund shareholder outstanding on the Liquidation Date. In connection with the Fund's termination and liquidation, the Fund, with certain exceptions is closed to new investments effective March 14, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Market Trust and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, the Board of Trustees of the Fund approved the termination and liquidation of the Fund effective on or about June 29, 2012.

Boston, Massachusetts May 29, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2011 to March 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2012 (Unaudited)
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/11	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,141.20	$1,142.10
Expenses Paid per $1,000*	$3.96	$3.00
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/11	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,021.30	$1,022.20
Expenses Paid per $1,000*	$3.74	$2.83

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.74%	.56%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For corporate shareholders, 52% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $9,078,666, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of March 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	108	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	108
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	108	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	108	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	108	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	111	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-2012*	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

* Effective May 18, 2012, Rita Rubin no longer serves as Assistant Secretary to the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23336W 809	23336W 882
Fund Number	812	567

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DLIFE-2
(R-027144-1 5/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$79,236	$0	$0	$0
2011	$79,236	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$0	$0
2011	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2012